Exhibit 99.1

THIRD QUARTER 2011

FINANCIAL SUPPLEMENT

If you need further information, please contact:

Aarti Bowman, Investor Relations

901-523-4017

aagoorha@firsthorizon.com

Other Information

This financial supplement contains forward-looking statements involving significant risks and uncertainties. A number of important factors could cause actual results to differ materially from those in the forward-looking information. Those factors include general economic and financial market conditions, including expectations of and actual timing and amount of interest rate movements including the slope of the yield curve, competition, customer and investor responses to these conditions, ability to execute business plans, geopolitical developments, recent and future legislative and regulatory developments, natural disasters, and items mentioned in this financial supplement and in First Horizon National Corporation’s (FHN) most recent press release, as well as critical accounting estimates and other factors described in FHN’s recent filings with the SEC. FHN disclaims any obligation to update any such factors or to publicly announce the result of any revisions to any of the forward-looking statements included herein or therein to reflect future events or developments.

Use of Non-GAAP Measures

Certain ratios are included in this financial supplement that are non-GAAP, meaning they are not presented in accordance with generally accepted accounting principles (GAAP) in the U.S. FHN’s management believes such ratios are relevant to understanding the capital position and results of the Company. The non-GAAP ratios presented in this financial supplement are tangible common equity to tangible assets, tangible book value per common share, tier 1 common to risk weighted assets, adjusted tangible common equity to risk weighted assets, and net interest margin adjusted for fully taxable equivalent (“FTE”). These ratios are reported to FHN’s management and Board of Directors through various internal reports. Additionally, disclosure of non-GAAP capital ratios provides a meaningful base for comparability to other financial institutions as the capital ratios have become an important measure of the capital strength of banks as demonstrated by the inclusion in the stress tests administered by the United States Treasury Department under the Capital Assistance Program. Non-GAAP measures are not formally defined by GAAP or codified in the federal banking regulations, and other entities may use calculation methods that differ from those used by FHN. Tier 1 capital is a regulatory term and is generally defined as the sum of core capital (including common equity and instruments that can not be redeemed at the option of the holder) adjusted for certain items under risk based capital regulations. Also a regulatory term, risk weighted assets includes total assets adjusted for credit risk and is used to determine capital ratios. Refer to the tabular reconciliation of non-GAAP to GAAP measures and presentation of the most comparable GAAP items on page 29 of this financial supplement.

FIRST HORIZON NATIONAL CORPORATION SEGMENT STRUCTURE

Regional Banking

-Traditional lending and deposit taking, investments, financial planning, trust services, asset management, and cash management

-Correspondent banking which provides credit, depository, and other banking related services to other financial institutions

-First lien mortgage originations through regional banking channels

Capital Markets

-Fixed income sales, trading, and strategies for institutional clients in the U.S. and abroad

-Other capital markets products such as portfolio advisory, derivatives, and loan trading

Corporate

-Executive management, enterprise-wide risk management, corporate finance, corporate communications, low income housing activities, legal functions and funding for the corporation including any impact from balance sheet positioning

-Various charges related to restructuring, repositioning, and efficiency initiatives

Non-Strategic

-Wind-down businesses that include:

-National commercial and consumer lending loan portfolios

-Trust preferred loan portfolio

-Legacy mortgage servicing

-Exited businesses such as First Horizon Msaver, Inc. (“Msaver”), First Horizon Insurance, Inc. (“FHI”), and Highland Capital Management Corporation (“Highland Capital”) and associated restructuring, repositioning, and efficiency charges

PERFORMANCE HIGHLIGHTS

Summary of Third Quarter 2011 Significant Items

(Millions)

Segment	Item	Income Statement	Amount	Comments

Corporate	Sale of Visa Shares	Noninterest Income: Securities gains/(losses), net	$35.1 million	Pre-tax gain associated with the sale of Visa Class B Shares.

Non-Strategic	Divestitures	Discontinued operations, net of tax	$5.7 million	After-tax gain on sale of Msaver.

Primarily Non-Strategic	Nonperforming loan sales	Provision for loan losses	(~$36) million	Losses on sales of nonperforming consumer and commercial loans.

(Third Quarter 2011 vs. Second Quarter 2011)

Consolidated

- Net income available to common shareholders was $36.1 million, or $.14 per diluted share, compared to $20.0 million, or $.08 per diluted share, in second quarter

- Net interest income increased $3.5 million during third quarter primarily within the regional banking segment

- Noninterest income (including security gains) was $220.9 million, an increase of $33.3 million from second quarter

- Increase primarily driven by securities gains in corporate and fixed income revenue within capital markets

- Provision expense was $32.0 million in third quarter compared to $1.0 million in the second quarter

- Increase is driven by losses on sales of consumer and commercial nonperforming loans

- Noninterest expense decreased $21.7 million to $322.7 million in third quarter

- The regional banking, capital markets, and corporate segments had lower expenses during third quarter

- Expenses within the non-strategic segment increased primarily due to elevated repurchase provision

- Period-end loan balance increased slightly in third quarter to $16.3 billion as commercial loan growth offset loan sale activities and runoff

- Average core deposits increased from $14.9 billion in second quarter to $15.2 billion in third quarter

Regional Banking

- Net interest margin decreased 4 basis points to 5.17%, net interest income (“NII”) increased $4.4 million to $140.6 million in third quarter

- Increase in NII primarily attributable to higher balances of loans to mortgage companies

- Provision credit was $22.7 million in third quarter compared to $13.7 million in the second quarter

- Decline in provision driven by improved performance of the Income CRE and C&I loan portfolios

- Includes $4.3 million of provision expense related to commercial nonperforming loan (“NPL”) sales

- Period-end loans increased $543.7 million primarily driven by loans to mortgage companies

- Noninterest income was relatively stable at $67.9 million in third quarter

- Deposit fee income increased slightly due to seasonality in consumer non-sufficient funds (“NSF”) fee structure

- Noninterest expense declined $6.1 million to $137.3 million in third quarter

- Decline driven by lower personnel costs, provision for unfunded commitments, credit and technology costs, and FDIC premiums

- The decline in expense was partially offset by negative valuation adjustments to foreclosed assets and higher advertising costs

Capital Markets

- Fixed income revenues increased to $92.6 million in third quarter from $71.2 million in second quarter

- Fixed income average daily revenue (“ADR”) was $1.4 million in third quarter, up from $1.1 million in prior quarter

- ADR increased in third quarter due to strong performance in both depository and non-depository customer segments

- Noninterest expense decreased to $77.2 million in third quarter from $103.4 million in prior quarter

- Decrease reflects a $36.7 million loss accrual recognized in second quarter 2011 related to the settlement of a litigation matter

- Legal and professional fees decreased $2.5 million from second quarter 2011

- Variable compensation costs increased consistent with the rise in fixed income sales revenue

Corporate

- Noninterest income (including securities gains) increased to $38.1 million from $9.0 million in prior quarter

- Third quarter includes $35.1 million of security gains related to the sale of Visa Class B Shares

- Deferred compensation income declined due to market conditions and is mirrored by a reduction in deferred compensation expense

- Second quarter included $3.4 million of interest related to a tax refund

- Noninterest expense decreased to $19.0 million in third quarter from $36.3 million in prior quarter

- Corporate restructuring charges were $3.2 million in third quarter compared to $16.6 million in prior quarter

- Second quarter included $9.0 million charge to terminate a technology-related services contract

- Severance and other employee-related restructuring costs decreased $5.4 million to $2.1 million in third quarter

PERFORMANCE HIGHLIGHTS (continued)

(Third Quarter 2011 vs. Second Quarter 2011)

Non-Strategic

- NII was flat at $30.6 million in third quarter driven by a favorable adjustment to accrued interest receivable of warehouse loans

- Provision expense increased to $54.7 million in third quarter from $14.7 million in prior quarter

  - Provision includes $29.8 million attributable to the sale of $188 million in unpaid principal balance (“UPB”) ($126 million book value) of nonperforming permanent mortgages

  - Losses on commercial NPL sales reflected within provision were $1.6 million in third quarter

- Noninterest income decreased to $15.4 million in third quarter from $33.0 million in prior quarter due to a decline in mortgage banking income

  - Positive net hedging results decreased to $7.0 million from $15.4 million in prior quarter

  - Mortgage warehouse valuation adjustments were negative $7.1 million in third quarter compared to $1.8 million of favorable adjustments in prior quarter

  - Third quarter valuation adjustments driven by credit deterioration

- Noninterest expense increased to $89.2 million in third quarter from $61.4 million in prior quarter

  - Provisioning for repurchase and foreclosure losses was $52.8 million in third quarter compared to $24.6 million in prior quarter

  - Reserve levels remained flat at $169.3 million due to higher inflow and unfavorable resolution and loss severity trends in third quarter

  - New requests/primary mortgage insurance (“PMI”) cancellation notices were $200.3 million in third quarter, an increase of $13.7 million

  - Active pipeline declined to $417.9 million from $450.8 million in prior quarter, primarily due to elevated charge-off levels

  - Cumulative rescission rates averaging between 45% and 55% with average loss severities ranging between 50% and 60%

  - Contract employment costs increased $6.3 million in third quarter to $11.2 million

  - Increase related to higher base subservicing fees and one-time costs associated with transition to new subservicer

- Discontinued operations, net of tax includes operating results from Msaver and FHI

  - The Msaver divestiture resulted in an after-tax gain of $5.7 million in third quarter

  - Closing of FHI and Highland Capital divestitures resulted in after-tax gains of approximately $4.2 million in second quarter

Asset Quality

- Allowance as a percentage of loans ratio decreased to 277 basis points from 326 basis points in prior quarter

  - Reflects a $74.4 million net allowance decrease in third quarter

  - Reserves decreased for all loan portfolios with exception of the Credit Card and Other Consumer portfolio

- Provision expense increased $31.0 million in third quarter driven by losses on nonperforming loan sales

- Annualized net charge-offs increased to 265 basis points of average loans from 167 basis points in prior quarter

  - Net charge-offs were $106.4 million in third quarter compared to $66.0 million in prior quarter

  - NPL sales contributed to $40.2 million of consumer and $7.4 million commercial net charge-offs in third quarter

  - Exclusive of NPL sales, net charge-offs decreased $7.1 million driven by the consumer portfolio

- Nonperforming assets (“NPAs”) decreased 22 percent from prior quarter; NPA ratio declined to 302 basis points from 409 basis points

  - Decline primarily driven by consumer distressed loan sales in third quarter

  - Foreclosed assets relatively stable as inflow has stabilized and disposition activity continues

- Troubled debt restructurings (“TDRs”) were $331.8 million at the end of third quarter compared with $376.3 million in prior quarter

  - Decline primarily due to sale of nonperforming permanent mortgages

- Commercial Portfolio:

  - Reserve decrease of $24.0 million for the C&I portfolio driven by improved borrower financial conditions resulting in upgrades

  - Aggregate improved risk profile primarily due to property stabilization of Income CRE portfolio resulted in $32.0 million reserve decrease

- Consumer Portfolio:

  - Performance of the home equity portfolio was relatively stable with 30+ delinquency rates up slightly to 157 basis points from prior quarter

  - Nonperforming permanent mortgages declined while net charge-offs increased due to the loan sale

Taxes (Operating Results)

- Approximately $7.8 million positive quarterly effect from permanent tax credits

- Prior quarter tax expense aided by $2.1 million favorable tax audit resolution

Capital and Liquidity

- Paid $0.01 per share dividend October 1, 2011

- Current ratios strong (regulatory capital ratios estimated based on period-end balances)

  - 9.00% for tangible common equity to tangible assets

  - 14.47% for Tier 1

  - 18.25% for Total Capital

  - 11.98% for Tier 1 Common

CHARGES FOR RESTRUCTURING, REPOSITIONING, & EFFICIENCY INITIATIVES
Quarterly, Unaudited

	00000000	00000000	00000000	00000000	00000000
(Thousands)	3Q11	2Q11	1Q11	4Q10	3Q10

By Income Statement Impact
Noninterest income
All other income and commissions (a)	$1,200	$-	$-	$-	$-
Noninterest expense
Employee compensation, incentives, and benefits	2,128	7,511	2,253	2,225	778
Occupancy	1,031	59	795	17	39
Legal and professional fees	-	-	-	1	-
All other expense (b)	74	9,026	13	2,801	326
Total loss before income taxes	(2,033)	(16,596)	(3,061)	(5,044)	(1,143)
Income/(loss) from discontinued operations (c) (d)	8,951	441	(10,514)	(335)	-
Net impact resulting from restructuring, repositioning, and efficiency initiatives	$6,918	$(16,155)	$(13,575)	$(5,379)	$(1,143)
(a)	Includes reversal of contingent liability associated with the expiration of subservicing agreement with purchaser of legacy mortgage operations.

(b)	2Q11 includes $9.0 million charge associated with termination of technology-related services contract.

(c)	Includes amounts related to Msaver, First Horizon Insurance, and Highland Capital.

(d)	3Q11 includes a $9.4 million pre-tax gain related to the Msaver divestiture.

CONSOLIDATED SUMMARY RESULTS
Quarterly, Unaudited

						3Q11 Change vs.
(Dollars in thousands, except per share data)	3Q11	2Q11	1Q11	4Q10	3Q10	2Q11	3Q10
Income Statement Highlights
Net interest income	$176,340	$172,860	$172,755	$182,236	$186,143	2%	(5)%
Noninterest income	185,725	187,592	195,537	189,483	245,633	(1)%	(24)%
Securities gains/(losses), net	35,162	1	798	15,681	(2,928)	NM	NM
Total revenue	397,227	360,453	369,090	387,400	428,848	10%	(7)%
Noninterest expense	322,708	344,455	313,796	328,294	341,490	(6)%	(6)%
Provision for loan losses	32,000	1,000	1,000	45,000	50,000	NM	(36)%
Income before income taxes	42,519	14,998	54,294	14,106	37,358	NM	14%
Provision/(benefit) for income taxes	8,367	(4,167)	12,162	(6,637)	3,290	NM	NM
Income from continuing operations	34,152	19,165	42,132	20,743	34,068	78%	*
Income/(loss) from discontinued operations, net of tax	4,828	3,671	871	(3,435)	(358)	32%	NM
Net income	38,980	22,836	43,003	17,308	33,710	71%	16%
Net income attributable to noncontrolling interest	2,875	2,844	2,844	2,840	2,875	1%	*
Net income attributable to controlling interest	36,105	19,992	40,159	14,468	30,835	81%	17%
Preferred stock dividends	-	-	-	63,154	14,960	NM	NM
Net income/(loss) available to common shareholders	$36,105	$19,992	$40,159	$(48,686)	$15,875	81%	NM
Common Stock Data
Diluted EPS from continuing operations	$0.12	$0.06	$0.15	$(0.19)	$0.07	NM	71%
Diluted EPS	0.14	0.08	0.15	(0.20)	0.07	75%	NM
Diluted shares	262,803	262,756	265,556	239,095	238,867	*	10%
Period-end shares outstanding	263,619	263,699	263,335	263,366	237,061	*	11%
Cash dividends declared per share	$0.01	$0.01	$0.01	N/A	N/A
Stock dividend rate declared per share	N/A	N/A	N/A	1.8122%	1.6567%
Balance Sheet Highlights (Period-End)
Total loans, net of unearned income (Restricted - $.7 billion) (a)	$16,241,402	$16,061,646	$15,972,372	$16,782,572	$17,059,489	1%	(5)%
Total deposits	15,698,255	15,896,027	15,350,967	15,208,231	14,975,920	(1)%	5%
Total assets (Restricted - $.7 billion) (a)	25,571,469	25,054,066	24,438,344	24,698,952	25,384,181	2%	1%
Total liabilities (Restricted - $.7 billion) (a)	22,828,239	22,372,684	21,798,287	22,020,947	22,077,293	2%	3%
Total equity	2,743,230	2,681,382	2,640,057	2,678,005	3,306,888	2%	(17)%
Asset Quality Highlights
Allowance for loan losses (Restricted - $32.4 million) (a)	$449,645	$524,091	$589,128	$664,799	$719,899	(14)%	(38)%
Allowance / period-end loans	2.77%	3.26%	3.69%	3.96%	4.22%
Net charge-offs	$106,446	$66,037	$76,671	$100,100	$111,370	61%	(4)%
Net charge-offs (annualized) / average loans	2.65%	1.67%	1.93%	2.36%	2.60%
Non-performing assets (NPA)	$582,571	$747,860	$818,969	$836,502	$919,242	(22)%	(37)%
NPA % (b)	3.02%	4.09%	4.55%	4.48%	5.00%
Key Ratios & Other
Return on average assets (annualized) (c)	0.62%	0.37%	0.71%	0.27%	0.52%
Return on average common equity (annualized) (d)	5.90%	3.36%	6.82%	(8.59)%	2.86%
Net interest margin (e) (f)	3.23%	3.20%	3.22%	3.18%	3.23%
Fee income to total revenue (g)	51.30%	52.04%	53.09%	50.97%	56.89%
Efficiency ratio (h)	89.13%	95.56%	85.20%	88.32%	79.09%
Book value per common share	$9.29	$9.05	$8.90	$9.05	$9.28
Tangible book value per common share (f)	$8.68	$8.43	$8.21	$8.31	$8.45
Adjusted tangible common equity to risk weighted assets (f)	11.11%	11.05%	10.84%	10.66%	9.55%
Full time equivalent employees	4,748	4,950	5,159	5,435	5,506	(4)%	(14)%

N/A - Not applicable

NM - Not meaningful

* Amount is less than one percent.

(a)	Restricted balances parenthetically presented are as of September 30, 2011.

(b)	NPAs related to the loan portfolio over period-end loans plus foreclosed real estate and other assets.

(c)	Calculated using net income.

(d)	Calculated using net income available to common shareholders.

(e)	Net interest margin is computed using total net interest income adjusted for FTE.

(f)	Refer to the Non-GAAP to GAAP Reconciliation on page 29 of this financial supplement.

(g)	Ratio excludes securities gains/(losses).

(h)	Noninterest expense divided by total revenue excluding securities gains/(losses).

CONSOLIDATED INCOME STATEMENT
Quarterly, Unaudited

						3Q11 Change vs.
(Thousands)	3Q11	2Q11	1Q11	4Q10	3Q10	2Q11	3Q10

Interest income	$208,360	$206,757	$207,605	$217,260	$223,165	1%	(7)%
Less: interest expense	32,020	33,897	34,850	35,024	37,022	(6)%	(14)%
Net interest income	176,340	172,860	172,755	182,236	186,143	2%	(5)%
Provision for loan losses (a)	32,000	1,000	1,000	45,000	50,000	NM	(36)%
Net interest income after provision for loan losses	144,340	171,860	171,755	137,236	136,143	(16)%	6%
Noninterest income:
Capital markets	99,557	77,921	90,057	94,573	114,014	28%	(13)%
Mortgage banking	12,751	32,101	27,726	16,057	53,122	(60)%	(76)%
Deposit transactions and cash management	35,701	34,726	32,279	34,875	34,523	3%	3%
Trust services and investment management	6,086	6,684	6,360	6,330	6,171	(9)%	(1)%
Brokerage management fees and commissions	5,648	6,134	6,883	5,772	6,425	(8)%	(12)%
Insurance commissions	739	764	689	588	705	(3)%	5%
Securities gains/(losses), net (b)	35,162	1	798	15,681	(2,928)	NM	NM
Other (c)	25,243	29,262	31,543	31,288	30,673	(14)%	(18)%
Total noninterest income	220,887	187,593	196,335	205,164	242,705	18%	(9)%
Adjusted gross income after provision for loan losses	365,227	359,453	368,090	342,400	378,848	2%	(4)%
Noninterest expense:
Employee compensation, incentives, and benefits (c)	153,540	151,160	156,512	164,410	170,786	2%	(10)%
Repurchase and foreclosure provision	52,791	24,563	37,203	44,223	48,712	NM	8%
Operations services	11,978	13,907	13,861	14,832	14,749	(14)%	(19)%
Occupancy (c)	13,523	13,061	14,861	13,756	14,213	4%	(5)%
Legal and professional fees	18,132	20,451	18,352	16,086	14,069	(11)%	29%
FDIC premium expense (d)	5,904	8,839	8,055	9,326	10,123	(33)%	(42)%
Computer software	8,689	8,375	8,085	8,406	7,569	4%	15%
Contract employment (e)	14,352	8,142	6,888	7,826	7,330	76%	96%
Equipment rentals, depreciation, and maintenance	8,795	8,481	7,890	7,821	7,127	4%	23%
Foreclosed real estate	4,691	5,803	6,789	4,178	5,159	(19)%	(9)%
Communications and courier	4,428	5,069	5,219	5,134	5,029	(13)%	(12)%
Miscellaneous loan costs	959	859	1,492	1,796	1,913	12%	(50)%
Amortization of intangible assets	1,004	1,006	1,006	1,037	1,037	*	(3)%
Other (c) (f)	23,922	74,739	27,583	29,463	33,674	(68)%	(29)%
Total noninterest expense	322,708	344,455	313,796	328,294	341,490	(6)%	(6)%
Income before income taxes	42,519	14,998	54,294	14,106	37,358	NM	14%
Provision/(benefit) for income taxes	8,367	(4,167)	12,162	(6,637)	3,290	NM	NM
Income from continuing operations	34,152	19,165	42,132	20,743	34,068	78%	*
Income/(loss) from discontinued operations, net of tax (c)	4,828	3,671	871	(3,435)	(358)	32%	NM
Net income	38,980	22,836	43,003	17,308	33,710	71%	16%
Net income attributable to noncontrolling interest	2,875	2,844	2,844	2,840	2,875	1%	*
Net income attributable to controlling interest	36,105	19,992	40,159	14,468	30,835	81%	17%
Preferred stock dividends	-	-	-	63,154	14,960	NM	NM
Net income/(loss) available to common shareholders	$36,105	$19,992	$40,159	$(48,686)	$15,875	81%	NM
NM	- Not meaningful

* Amount is less than one percent.

Certain	previously reported amounts have been reclassified to agree with current presentation.

(a)	3Q11 includes approximately $36 million of losses on sales of nonperforming loans.

(b)	3Q11 includes a $35.1 million gain associated with the sale of Visa Class B Shares.

(c)	2Q11 and 3Q11 includes a portion of net charges related to Restructuring, Repositioning, & Efficiency Initiatives.

(d)	3Q11 includes refinement of FDIC premium calculation methodology, which was first implemented in 2Q11.

(e)	3Q11 includes transition costs and elevated base subservicing costs in connection with the transition of servicing to a new mortgage servicer.

(f)	2Q11 includes a $36.7 million loss accrual related to a litigation settlement.

OTHER INCOME AND OTHER EXPENSE
Quarterly, Unaudited

						3Q11 Change vs.
(Thousands)	3Q11	2Q11	1Q11	4Q10	3Q10	2Q11	3Q10

Other Income
Bank owned life insurance	$5,116	$4,920	$4,815	$7,732	$5,913	4%	(13)%
Bankcard income	5,258	5,151	4,720	4,977	4,965	2%	6%
ATM interchange fees	3,709	3,791	3,535	3,748	3,532	(2)%	5%
Other service charges	2,969	2,819	2,853	2,844	2,829	5%	5%
Electronic banking fees	1,609	1,536	1,534	1,629	1,870	5%	(14)%
Letter of credit fees	1,407	1,869	1,776	1,508	1,544	(25)%	(9)%
Deferred compensation	(2,093)	221	979	2,260	1,121	NM	NM
Gains on extinguishment of debt	-	-	5,761	-	-	NM	NM
Other (a)	7,268	8,955	5,570	6,590	8,899	(19)%	(18)%
Total	$25,243	$29,262	$31,543	$31,288	$30,673	(14)%	(18)%

Other Expense
Losses from litigation and regulatory matters	$-	$38,260	$2,325	$-	$1,128	NM	NM
Advertising and public relations	4,571	3,558	3,790	5,687	6,508	28%	(30)%
Low income housing expense	4,712	4,973	4,697	5,886	5,513	(5)%	(15)%
Other insurance and taxes	3,352	3,507	3,467	1,808	2,985	(4)%	12%
Travel and entertainment	2,075	2,137	1,770	2,429	2,454	(3)%	(15)%
Customer relations	1,185	1,152	1,270	1,720	1,535	3%	(23)%
Employee training and dues	1,009	1,342	1,247	1,119	1,116	(25)%	(10)%
Supplies	1,092	792	963	1,208	1,120	38%	(3)%
Bank examination costs	1,138	1,117	1,118	1,147	1,147	2%	(1)%
Loan insurance expense	744	706	781	603	903	5%	(18)%
Federal services fees	338	291	464	471	520	16%	(35)%
Other (a) (b)	3,706	16,904	5,691	7,385	8,745	(78)%	(58)%
Total	$23,922	$74,739	$27,583	$29,463	$33,674	(68)%	(29)%

NM - Not meaningful

* Amount is less than one percent.

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	3Q11 includes a portion of the net impact of Restructuring, Repositioning, & Efficiency Initiatives.

(b)	2Q11 includes a $9.0 million charge associated with the termination of a technology-related services contract.

CONSOLIDATED PERIOD-END BALANCE SHEET
Quarterly, Unaudited

						3Q11 Change vs.
(Thousands)	3Q11	2Q11	1Q11	4Q10	3Q10	2Q11	3Q10

Assets
Investment securities	$3,327,846	$3,230,477	$3,085,478	$3,031,930	$2,611,460	3%	27%
Loans held for sale	386,147	397,931	370,487	375,289	414,259	(3)%	(7)%
Loans, net of unearned income (Restricted - $.7 billion) (a)	16,241,402	16,061,646	15,972,372	16,782,572	17,059,489	1%	(5)%
Federal funds sold and securities purchased under agreements to resell	719,400	598,000	527,563	424,390	602,407	20%	19%
Interest bearing cash (b)	358,537	263,441	308,636	517,739	266,469	36%	35%
Trading securities	1,227,197	1,196,380	924,854	769,750	1,214,595	3%	1%
Total earning assets	22,260,529	21,747,875	21,189,390	21,901,670	22,168,679	2%	*
Cash and due from banks (Restricted - $4.7 million) (a)	339,895	313,416	337,002	344,384	331,743	8%	2%
Capital markets receivables	521,198	625,243	595,594	146,091	564,879	(17)%	(8)%
Mortgage servicing rights, net	150,803	186,958	207,748	207,319	191,943	(19)%	(21)%
Goodwill	133,659	135,683	152,080	162,180	162,180	(1)%	(18)%
Other intangible assets, net	27,243	28,384	31,545	32,881	34,263	(4)%	(20)%
Premises and equipment, net	326,667	330,392	320,871	322,319	311,947	(1)%	5%
Real estate acquired by foreclosure (c)	91,492	92,662	110,127	125,401	139,359	(1)%	(34)%
Allowance for loan losses (Restricted - $32.4 million) (a)	(449,645)	(524,091)	(589,128)	(664,799)	(719,899)	14%	38%
Other assets (Restricted - $13.6 million) (a)	2,169,628	2,117,544	2,083,115	2,121,506	2,199,087	2%	(1)%
Total assets (Restricted - $.7 billion) (a)	$25,571,469	$25,054,066	$24,438,344	$24,698,952	$25,384,181	2%	1%

Liabilities and Equity
Deposits
Savings	$6,467,377	$6,382,963	$6,296,533	$6,036,895	$5,436,451	1%	19%
Other interest-bearing deposits	3,096,621	2,784,787	2,679,437	2,842,306	3,088,224	11%	*
Time deposits	1,210,661	1,277,905	1,336,666	1,390,995	1,473,622	(5)%	(18)%
Total interest-bearing core deposits	10,774,659	10,445,655	10,312,636	10,270,196	9,998,297	3%	8%
Noninterest-bearing deposits	4,412,375	4,937,103	4,480,413	4,376,285	4,393,107	(11)%	*
Total core deposits (d)	15,187,034	15,382,758	14,793,049	14,646,481	14,391,404	(1)%	6%
Certificates of deposit $100,000 and more	511,221	513,269	557,918	561,750	584,516	*	(13)%
Total deposits	15,698,255	15,896,027	15,350,967	15,208,231	14,975,920	(1)%	5%
Federal funds purchased and securities sold under agreements to repurchase	2,101,953	2,005,999	2,125,793	2,114,908	2,439,542	5%	(14)%
Trading liabilities	471,120	498,915	384,250	361,920	414,666	(6)%	14%
Other short-term borrowings and commercial paper	621,998	187,902	237,583	180,735	193,361	NM	NM
Term borrowings (Restricted - $.7 billion) (a)	2,509,804	2,502,517	2,514,754	3,228,070	2,805,731	*	(11)%
Capital markets payables	509,164	464,993	413,334	65,506	379,526	9%	34%
Other liabilities (Restricted - $.1 million) (a)	915,945	816,331	771,606	861,577	868,547	12%	5%
Total liabilities (Restricted - $.7 billion) (a)	22,828,239	22,372,684	21,798,287	22,020,947	22,077,293	2%	3%
Equity
Common stock	164,762	164,812	164,584	164,604	145,526	*	13%
Capital surplus	1,641,878	1,638,423	1,636,623	1,630,210	1,344,307	*	22%
Capital surplus common stock warrant - (CPP)	-	-	-	83,860	83,860	NM	NM
Undivided profits	724,977	691,490	674,064	631,712	737,014	5%	(2)%
Accumulated other comprehensive loss, net	(83,552)	(108,508)	(130,379)	(127,546)	(109,958)	23%	24%
Preferred stock capital surplus - (CPP)	-	-	-	-	810,974	NM	NM
Noncontrolling interest (e)	295,165	295,165	295,165	295,165	295,165	*	*
Total equity	2,743,230	2,681,382	2,640,057	2,678,005	3,306,888	2%	(17)%
Total liabilities and equity	$25,571,469	$25,054,066	$24,438,344	$24,698,952	$25,384,181	2%	1%

NM - Not meaningful

* Amount is less than one percent.

(a)	Restricted balances parenthetically presented are as of September 30, 2011.

(b)	Includes excess balances held at Fed.

(c)	3Q11 includes $11.4 million of foreclosed assets related to government insured mortgages.

(d)	3Q11 average core deposits were $15.2 billion.

(e)	Includes preferred stock of subsidiary.

CONSOLIDATED AVERAGE BALANCE SHEET
Quarterly, Unaudited

						3Q11 Change vs.
(Thousands)	3Q11	2Q11	1Q11	4Q10	3Q10	2Q11	3Q10

Assets:
Earning assets:
Loans, net of unearned income:
Commercial, Financial, and Industrial (C&I)	$7,181,058	$6,867,893	$6,823,350	$7,229,808	$7,017,427	5%	2%
Income CRE	1,308,059	1,362,459	1,422,837	1,472,182	1,570,928	(4)%	(17)%
Residential CRE	169,049	203,721	249,777	306,292	361,217	(17)%	(53)%
Consumer real estate	5,346,893	5,436,358	5,549,490	5,706,103	5,872,695	(2)%	(9)%
Permanent mortgage	985,359	1,009,804	1,064,893	980,383	986,444	(2)%	*
Credit card and other	292,800	299,904	299,861	318,000	338,987	(2)%	(14)%
Restricted real estate loans	681,469	708,966	741,413	779,793	818,149	(4)%	(17)%
Total loans, net of unearned income (Restricted - $.7 billion) (a) (b)	$15,964,687	$15,889,105	$16,151,621	$16,792,561	$16,965,847	*	(6)%
Loans held for sale	384,108	366,557	353,384	385,047	481,317	5%	(20)%
Investment securities:
U.S. Treasuries	43,812	62,970	82,197	72,375	68,570	(30)%	(36)%
U.S. Government agencies	2,990,375	2,938,623	2,669,852	2,418,015	2,198,754	2%	36%
States and municipalities	19,365	23,869	26,015	38,914	41,756	(19)%	(54)%
Other	221,664	220,440	224,565	228,866	244,766	1%	(9)%
Total investment securities	3,275,216	3,245,902	3,002,629	2,758,170	2,553,846	1%	28%
Capital markets securities inventory	1,250,249	1,235,642	1,110,584	1,118,090	1,338,535	1%	(7)%
Mortgage banking trading securities	30,320	32,263	34,549	36,040	37,814	(6)%	(20)%
Other earning assets:
Federal funds sold and securities purchased under agreements to resell	660,048	653,984	581,861	553,432	572,078	1%	15%
Interest bearing cash (c)	403,482	381,586	586,411	1,312,006	1,095,006	6%	(63)%
Total other earning assets	1,063,530	1,035,570	1,168,272	1,865,438	1,667,084	3%	(36)%
Total earning assets (Restricted - $.7 billion) (a)	21,968,110	21,805,039	21,821,039	22,955,346	23,044,443	1%	(5)%
Allowance for loan losses (Restricted - $32.7 million) (a)	(507,478)	(567,923)	(644,107)	(717,297)	(778,326)	(11)%	(35)%
Cash and due from banks (Restricted - $6.3 million) (a)	346,100	343,162	351,488	338,619	363,445	1%	(5)%
Capital markets receivables	124,192	112,289	124,395	197,294	161,239	11%	(23)%
Premises and equipment, net	328,172	324,584	320,485	320,341	309,713	1%	6%
Other assets (Restricted - $13.8 million) (a)	2,519,020	2,500,864	2,596,870	2,694,155	2,657,126	1%	(5)%
Total assets (Restricted - $.7 billion) (a)	$24,778,116	$24,518,015	$24,570,170	$25,788,458	$25,757,640	1%	(4)%

Liabilities and equity:
Interest-bearing liabilities:
Interest-bearing deposits:
Other interest-bearing deposits	$2,900,808	$2,673,090	$2,662,421	$3,010,572	$3,008,241	9%	(4)%
Savings	6,479,880	6,320,779	6,184,409	5,926,061	5,782,596	3%	12%
Time deposits	1,244,602	1,315,764	1,360,180	1,434,238	1,505,267	(5)%	(17)%
Total interest-bearing core deposits	10,625,290	10,309,633	10,207,010	10,370,871	10,296,104	3%	3%
Certificates of deposit $100,000 and more	507,086	547,262	560,805	558,860	617,560	(7)%	(18)%
Federal funds purchased and securities sold under agreements to repurchase	2,081,379	2,130,832	2,259,138	2,618,819	2,523,719	(2)%	(18)%
Capital markets trading liabilities	626,982	620,726	561,429	514,992	520,046	1%	21%
Other short-term borrowings and commercial paper	284,163	340,015	172,601	207,315	199,588	(16)%	42%
Term borrowings (Restricted - $.7 billion) (a)	2,491,227	2,499,794	2,838,034	2,856,014	2,913,979	*	(15)%
Total interest-bearing liabilities	16,616,127	16,448,262	16,599,017	17,126,871	17,070,996	1%	(3)%
Noninterest-bearing deposits	4,546,876	4,574,342	4,414,758	4,470,436	4,454,907	(1)%	2%
Capital markets payables	102,831	79,463	79,389	98,738	124,008	29%	(17)%
Other liabilities	789,190	735,786	795,176	823,170	799,734	7%	(1)%
Equity	2,723,092	2,680,162	2,681,830	3,269,243	3,307,995	2%	(18)%
Total liabilities and equity (Restricted - $.7 billion) (a)	$24,778,116	$24,518,015	$24,570,170	$25,788,458	$25,757,640	1%	(4)%

NM - Not meaningful

* Amount is less than one percent.

(a)	Restricted balances parenthetically presented are quarterly averages as of September 30, 2011.

(b)	Includes loans on nonaccrual status.

(c)	Includes excess balances held at Fed.

CONSOLIDATED AVERAGE BALANCE SHEET: INCOME AND EXPENSE
Quarterly, Unaudited

						3Q11 Change vs.
(Thousands)	3Q11	2Q11	1Q11	4Q10	3Q10	2Q11	3Q10

Assets:
Earning assets:
Loans, net of unearned income (a)	$163,773	$162,281	$164,747	$175,650	$177,059	1%	(8)%
Loans held for sale	5,126	3,267	3,657	3,487	4,747	57%	8%
Investment securities:
U.S. Treasuries	66	88	119	119	117	(25)%	(44)%
U.S. Government agencies	27,615	28,643	26,513	24,753	24,181	(4)%	14%
States and municipalities	115	196	208	154	188	(41)%	(39)%
Other	2,250	2,391	2,423	2,267	2,410	(6)%	(7)%
Total investment securities	30,046	31,318	29,263	27,293	26,896	(4)%	12%
Capital markets securities inventory	10,141	10,479	10,027	10,039	13,479	(3)%	(25)%
Mortgage banking trading securities	706	820	889	903	936	(14)%	(25)%
Other earning assets:
Federal funds sold and securities purchased under agreements to resell (b)	(58)	(93)	78	130	169	38%	NM
Interest bearing cash	180	180	330	806	669	*	(73)%
Total other earning assets	122	87	408	936	838	40%	(85)%
Total earning assets / interest income	$209,914	$208,252	$208,991	$218,308	$223,955	1%	(6)%

Liabilities:
Interest-bearing liabilities:
Interest-bearing deposits:
Other interest-bearing deposits	$1,650	$1,638	$1,552	$1,715	$1,959	1%	(16)%
Savings	6,773	7,018	7,250	7,821	7,975	(3)%	(15)%
Time deposits	7,096	7,783	8,032	8,759	9,355	(9)%	(24)%
Total interest-bearing core deposits	15,519	16,439	16,834	18,295	19,289	(6)%	(20)%
Certificates of deposit $100,000 and more	2,328	2,612	2,710	2,894	3,324	(11)%	(30)%
Federal funds purchased and securities sold under agreements to repurchase	1,159	1,237	1,324	1,569	1,518	(6)%	(24)%
Capital markets trading liabilities	3,703	4,102	3,791	3,504	4,127	(10)%	(10)%
Other short-term borrowings and commercial paper	229	231	216	370	307	(1)%	(25)%
Term borrowings	9,081	9,274	9,975	8,392	8,456	(2)%	7%
Total interest-bearing liabilities / interest expense	32,019	33,895	34,850	35,024	37,021	(6)%	(14)%
Net interest income - tax equivalent basis	177,895	174,357	174,141	183,284	186,934	2%	(5)%
Fully taxable equivalent adjustment	(1,555)	(1,497)	(1,386)	(1,048)	(791)	(4)%	(97)%
Net interest income	$176,340	$172,860	$172,755	$182,236	$186,143	2%	(5)%

NM - Not meaningful

* Amount is less than one percent.

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	Includes loans on nonaccrual status.

(b)	3Q11 and 2Q11 are driven by negative market rates on reverse repurchase agreements.

CONSOLIDATED AVERAGE BALANCE SHEET: YIELDS AND RATES
Quarterly, Unaudited

(Thousands)	3Q11	2Q11	1Q11	4Q10	3Q10

Assets:
Earning assets:
Loans, net of unearned income:
Commercial loans	3.84%	3.90%	3.84%	3.99%	3.92%
Retail loans	4.37	4.31	4.42	4.36	4.41
Total loans, net of unearned income (a)	4.08	4.09	4.12	4.16	4.15
Loans held for sale	5.34	3.57	4.14	3.62	3.95
Investment securities:
U.S. Treasuries	0.60	0.56	0.59	0.65	0.68
U.S. Government agencies	3.69	3.90	3.97	4.09	4.40
States and municipalities	2.39	3.29	3.19	1.58	1.80
Other	4.06	4.34	4.32	3.96	3.94
Total investment securities	3.67	3.86	3.90	3.96	4.21
Capital markets securities inventory	3.24	3.39	3.61	3.59	4.03
Mortgage banking trading securities	9.31	10.17	10.29	10.02	9.90
Other earning assets:
Federal funds sold and securities purchased under agreements to resell (b)	(0.03)	(0.06)	0.05	0.09	0.12
Interest bearing cash	0.18	0.19	0.23	0.24	0.24
Total other earning assets (c)	0.05	0.03	0.14	0.20	0.20
Total earning assets / interest income	3.80%	3.83%	3.86%	3.79%	3.87%

Liabilities:
Interest-bearing liabilities:
Interest-bearing deposits:
Other interest-bearing deposits	0.23%	0.25%	0.24%	0.23%	0.26%
Savings	0.41	0.45	0.48	0.52	0.55
Time deposits	2.26	2.37	2.39	2.42	2.47
Total interest-bearing core deposits	0.58	0.64	0.67	0.70	0.74
Certificates of deposit $100,000 and more	1.82	1.91	1.96	2.05	2.14
Federal funds purchased and securities sold under agreements to repurchase	0.22	0.23	0.24	0.24	0.24
Capital markets trading liabilities	2.34	2.65	2.74	2.70	3.15
Other short-term borrowings and commercial paper	0.32	0.27	0.51	0.71	0.61
Term borrowings (d)	1.46	1.49	1.41	1.18	1.16
Total interest-bearing liabilities / interest expense	0.77	0.83	0.85	0.81	0.86
Net interest spread	3.00%	3.00%	3.01%	2.98%	3.01%
Effect of interest-free sources used to fund earning assets	0.20	0.20	0.21	0.20	0.22
Net interest margin	3.23%	3.20%	3.22%	3.18%	3.23%

Yields are adjusted to a fully taxable equivalent (“FTE”). Refer to the Non-GAAP to GAAP Reconciliation on page 29 for reconciliation of net interest income (GAAP) to net interest income adjusted for impact of FTE - (non-GAAP).

(a)	Includes loans on nonaccrual status.

(b)	3Q11 and 2Q11 are driven by negative market rates on reverse repurchase agreements.

(c)	Earning assets yields are expressed net of unearned income.

(d)	Rates are expressed net of unamortized debenture cost for term borrowings.

MORTGAGE SERVICING RIGHTS
Quarterly, Unaudited

						3Q11 Change vs.
(Thousands)	3Q11	2Q11	1Q11	4Q10	3Q10	2Q11	3Q10

First Liens
Fair value beginning balance	$183,530	$204,257	$203,812	$188,397	$197,953
Reductions due to loan payments	(5,286)	(5,522)	(7,163)	(10,160)	(8,752)
Reductions due to sale	-	-	-	-	-
Reductions due to exercise of cleanup calls	-	(195)	-	(1,110)	-
Changes in fair value due to:
Changes in valuation model inputs or assumptions (a)	(30,813)	(15,010)	7,592	26,685	385
Other changes in fair value	-	-	16	-	(1,189)
Fair value ending balance	$147,431	$183,530	$204,257	$203,812	$188,397	(20)%	(22)%

Second Liens
Fair value beginning balance	$251	$259	$262	$250	$242
Reductions due to loan payments	(10)	(8)	(13)	(17)	(8)
Changes in fair value due to:
Other changes in fair value	-	-	10	29	16
Fair value ending balance	$241	$251	$259	$262	$250	(4)%	(4)%

HELOC
Fair value beginning balance	$3,177	$3,232	$3,245	$3,296	$3,551
Reductions due to loan payments	(59)	(59)	(42)	(76)	(514)
Changes in fair value due to:
Other changes in fair value	13	4	29	25	259
Fair value ending balance	$3,131	$3,177	$3,232	$3,245	$3,296	(1)%	(5)%

Total Consolidated
Fair value beginning balance	$186,958	$207,748	$207,319	$191,943	$201,746
Reductions due to loan payments	(5,355)	(5,589)	(7,218)	(10,253)	(9,274)
Reductions due to sale	-	-	-	-	-
Reductions due to exercise of cleanup calls	-	(195)	-	(1,110)	-
Changes in fair value due to:
Changes in valuation model inputs or assumptions (a)	(30,813)	(15,010)	7,592	26,685	385
Other changes in fair value	13	4	55	54	(914)
Fair value ending balance	$150,803	$186,958	$207,748	$207,319	$191,943	(19)%	(21)%
(a)	Principally reflects changes in discount rates and prepayment speed assumptions, mostly due to changes in interest rates.

BUSINESS SEGMENT HIGHLIGHTS
Quarterly, Unaudited

						3Q11 Change vs.
(Thousands)	3Q11	2Q11	1Q11	4Q10	3Q10	2Q11	3Q10

Regional Banking
Net interest income	$140,603	$136,249	$134,671	$144,492	$142,220	3%	(1)%
Noninterest income	67,952	67,696	66,156	70,774	71,970	*	(6)%
Total revenues	208,555	203,945	200,827	215,266	214,190	2%	(3)%
Provision for loan losses	(22,698)	(13,748)	(12,404)	2,002	10,298	65%	NM
Noninterest expense	137,300	143,353	147,800	150,052	152,173	(4)%	(10)%
Income before income taxes	93,953	74,340	65,431	63,212	51,719	26%	82%
Provision for income taxes	34,739	27,268	23,948	22,894	18,822	27%	85%
Net income	$59,214	$47,072	$41,483	$40,318	$32,897	26%	80%

Capital Markets
Net interest income	$5,555	$5,564	$5,576	$5,877	$8,584	*	(35)%
Noninterest income	99,505	77,925	90,080	94,555	114,055	28%	(13)%
Total revenues	105,060	83,489	95,656	100,432	122,639	26%	(14)%
Noninterest expense (a)	77,163	103,378	73,558	76,812	79,434	(25)%	(3)%
Income/(loss) before income taxes	27,897	(19,889)	22,098	23,620	43,205	NM	(35)%
Provision/(benefit) for income taxes	10,659	(7,734)	8,436	8,829	16,214	NM	(34)%
Net income/(loss)	$17,238	$(12,155)	$13,662	$14,791	$26,991	NM	(36)%

Corporate
Net interest income/(expense)	$(463)	$444	$(269)	$(2,064)	$(2,845)	NM	84%
Noninterest income	38,058	9,007	12,871	26,252	7,943	NM	NM
Total revenues	37,595	9,451	12,602	24,188	5,098	NM	NM
Noninterest expense	19,013	36,288	20,672	19,014	19,413	(48)%	(2)%
Income/(loss) before income taxes	18,582	(26,837)	(8,070)	5,174	(14,315)	NM	NM
Provision/(benefit) for income taxes	666	(18,844)	(10,533)	(9,008)	(15,449)	NM	NM
Net income/(loss)	$17,916	$(7,993)	$2,463	$14,182	$1,134	NM	NM

Non-Strategic
Net interest income	$30,645	$30,603	$32,777	$33,931	$38,184	*	(20)%
Noninterest income	15,372	32,965	27,228	13,583	48,737	(53)%	(68)%
Total revenues	46,017	63,568	60,005	47,514	86,921	(28)%	(47)%
Provision for loan losses	54,698	14,748	13,404	42,998	39,702	NM	38%
Noninterest expense	89,232	61,436	71,766	82,416	90,470	45%	(1)%
Loss before income taxes	(97,913)	(12,616)	(25,165)	(77,900)	(43,251)	NM	NM
Benefit for income taxes	(37,697)	(4,857)	(9,689)	(29,352)	(16,297)	NM	NM
Loss from continuing operations	(60,216)	(7,759)	(15,476)	(48,548)	(26,954)	NM	NM
Income/(loss) from discontinued operations, net of tax	4,828	3,671	871	(3,435)	(358)	32%	NM
Net loss	$(55,388)	$(4,088)	$(14,605)	$(51,983)	$(27,312)	NM	NM

Total Consolidated
Net interest income	$176,340	$172,860	$172,755	$182,236	$186,143	2%	(5)%
Noninterest income	220,887	187,593	196,335	205,164	242,705	18%	(9)%
Total revenues	397,227	360,453	369,090	387,400	428,848	10%	(7)%
Provision for loan losses	32,000	1,000	1,000	45,000	50,000	NM	(36)%
Noninterest expense	322,708	344,455	313,796	328,294	341,490	(6)%	(6)%
Income before income taxes	42,519	14,998	54,294	14,106	37,358	NM	14%
Provision/(benefit) for income taxes	8,367	(4,167)	12,162	(6,637)	3,290	NM	NM
Income from continuing operations	34,152	19,165	42,132	20,743	34,068	78%	*
Income/(loss) from discontinued operations, net of tax	4,828	3,671	871	(3,435)	(358)	32%	NM
Net income	$38,980	$22,836	$43,003	$17,308	$33,710	71%	16%

NM - Not meaningful

*	Amount is less than one percent.

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	2Q11 includes a $36.7 million loss accrual related to a litigation settlement.

REGIONAL BANKING
Quarterly, Unaudited

						3Q11 Change vs.
(Thousands)	3Q11	2Q11	1Q11	4Q10	3Q10	2Q11	3Q10

Income Statement
Net interest income	$140,603	$136,249	$134,671	$144,492	$142,220	3%	(1)%
Provision for loan losses	(22,698)	(13,748)	(12,404)	2,002	10,298	65%	NM
Noninterest income	67,952	67,696	66,156	70,774	71,970	*	(6)%
Noninterest expense	137,300	143,353	147,800	150,052	152,173	(4)%	(10)%
Income before income taxes	$93,953	$74,340	$65,431	$63,212	$51,719	26%	82%

Efficiency ratio (a)	65.83%	70.29%	73.60%	69.71%	71.05%

Balance Sheet (millions)
Average loans	$10,844	$10,528	$10,516	$10,994	$10,863	3%	*
Average other earning assets	58	58	71	103	201	*	(71)%
Total average earning assets	10,902	10,586	10,587	11,097	11,064	3%	(1)%
Average core deposits	13,078	12,736	12,456	12,489	12,217	3%	7%
Average other deposits	507	547	561	560	605	(7)%	(16)%
Total average deposits	13,585	13,283	13,017	13,049	12,822	2%	6%
Total period end deposits	13,729	13,664	13,236	13,094	12,773	*	7%
Total period end assets	12,066	11,417	11,063	11,636	11,808	6%	2%
Net interest margin (b)	5.17%	5.21%	5.20%	5.20%	5.13%
Loan yield	4.01	4.02	4.04	4.07	4.12
Deposit average yield	0.48	0.54	0.57	0.60	0.65

Noninterest Income Detail (thousands)
NSF / Overdraft fees	$14,239	$13,316	$11,749	$13,678	$14,039	7%	1%
Cash management fees	9,206	9,536	9,132	10,148	9,509	(3)%	(3)%
Debit card income	6,826	6,941	6,414	6,414	6,408	(2)%	7%
Other	5,256	4,738	4,777	4,421	4,307	11%	22%
Total deposit transactions and cash management	35,527	34,531	32,072	34,661	34,263	3%	4%
Insurance commissions	732	756	679	579	695	(3)%	5%
Trust services and investment management	6,098	6,714	6,354	6,312	6,218	(9)%	(2)%
Bankcard income	4,882	4,759	4,322	4,564	4,537	3%	8%
Mortgage banking	1,121	947	2,591	5,736	3,997	18%	(72)%
Other service charges	3,312	3,359	3,526	3,506	3,504	(1)%	(5)%
Miscellaneous revenue	16,280	16,630	16,612	15,416	18,756	(2)%	(13)%
Total noninterest income	$67,952	$67,696	$66,156	$70,774	$71,970	*	(6)%

Key Statistics
Financial center locations	176	178	178	183	182	(1)%	(3)%
Trust assets - total managed assets (millions)	$3,296	$3,421	$4,756	$4,955	$4,892	(4)%	(33)%
First lien mortgage production (millions)	$54	$51	$111	$262	$225	6%	(76)%

NM - Not meaningful

*	Amount is less than one percent.

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	Noninterest expense divided by total revenue.

(b)	Net interest margin is computed using total net interest income adjusted for FTE. Refer to the Non-GAAP to GAAP Reconciliation on page 29 of this supplement.

CAPITAL MARKETS
Quarterly, Unaudited

						3Q11 Change vs.
(Thousands)	3Q11	2Q11	1Q11	4Q10	3Q10	2Q11	3Q10

Income Statement
Net interest income	$5,555	$5,564	$5,576	$5,877	$8,584	*	(35)%
Noninterest income:
Fixed income	92,624	71,164	83,194	86,106	106,908	30%	(13)%
Other	6,881	6,761	6,886	8,449	7,147	2%	(4)%
Total noninterest income	99,505	77,925	90,080	94,555	114,055	28%	(13)%
Noninterest expense (a)	77,163	103,378	73,558	76,812	79,434	(25)%	(3)%
Income/(loss) before income taxes	$27,897	$(19,889)	$22,098	$23,620	$43,205	NM	(35)%

Efficiency ratio (b)	73.45%	NM	76.90%	76.48%	64.77%
Fixed income average daily revenue	$1,447	$1,130	$1,342	$1,389	$1,670	28%	(13)%

Balance Sheet (millions)
Average trading inventory	$1,250	$1,236	$1,111	$1,118	$1,339	1%	(7)%
Average other earning assets	689	664	579	541	553	4%	25%
Average total earning assets	1,939	1,900	1,690	1,659	1,892	2%	2%
Total period end assets	2,782	2,693	2,256	1,529	2,637	3%	5%
Net interest margin (c)	1.17%	1.18%	1.32%	1.44%	1.84%

NM - Not meaningful

* Amount is less than one percent.

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	2Q11 includes a $36.7 million loss accrual related to a litigation settlement.

(b)	Noninterest expense divided by total revenue.

(c)	Net interest margin is computed using total net interest income adjusted for FTE. Refer to the Non-GAAP to GAAP Reconciliation on page 29 of this supplement.

CORPORATE
Quarterly, Unaudited

						3Q11 Change vs.
(Thousands)	3Q11	2Q11	1Q11	4Q10	3Q10	2Q11	3Q10

Income Statement
Net interest income/(expense)	$(463)	$444	$(269)	$(2,064)	$(2,845)	NM	(84)%
Noninterest income	2,911	9,005	12,100	10,718	7,943	(68)%	(63)%
Securities gains, net	35,147	2	771	15,534	-	NM	NM
Noninterest expense	19,013	36,288	20,672	19,014	19,413	(48)%	(2)%
Income/(loss) before income taxes	$18,582	$(26,837)	$(8,070)	$5,174	$(14,315)	NM	NM

Average Balance Sheet (millions)
Average loans	$168	$151	$159	$35	$-	11%	NM
Total earning assets	$3,812	$3,747	$3,712	$4,052	$3,572	2%	7%
Net interest margin (a)	(.01)%	.04%	(.08)%	(.16)%	(.27)%

NM - Not meaningful

* Amount is less than one percent.

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	Net interest margin is computed using total net interest income adjusted for FTE. Refer to the Non-GAAP to GAAP Reconciliation on page 29 of this supplement.

NON-STRATEGIC
Quarterly, Unaudited

						3Q11 Change vs.
(Thousands)	3Q11	2Q11	1Q11	4Q10	3Q10	2Q11	3Q10

Income Statement
Net interest income	$30,645	$30,603	$32,777	$33,931	$38,184	*	(20)%
Noninterest income	15,357	32,965	27,202	13,436	51,664	(53)%	(70)%
Securities gains/(losses), net	15	-	26	147	(2,927)	NM	NM
Noninterest expense:
Repurchase and foreclosure provision	52,791	24,563	37,203	44,223	48,714	NM	8%
Other expenses	36,441	36,873	34,563	38,193	41,756	(1)%	(13)%
Total noninterest expense	89,232	61,436	71,766	82,416	90,470	45%	(1)%
Provision for loan losses	54,698	14,748	13,404	42,998	39,702	NM	38%
Loss before income taxes	$(97,913)	$(12,616)	$(25,165)	$(77,900)	$(43,251)	NM	NM

Average Balance Sheet (millions)
Loans	$4,951	$5,206	$5,474	$5,760	$6,101	(5)%	(19)%
Loans held for sale	302	303	290	299	304	*	(1)%
Trading securities	30	32	35	36	38	(6)%	(21)%
Mortgage servicing rights	174	194	208	192	195	(10)%	(11)%
Other assets	422	366	357	347	328	15%	28%
Total assets	5,879	6,101	6,364	6,634	6,966	(4)%	(16)%
Escrow balances	338	484	514	660	699	(30)%	(52)%
Net interest margin (a)	2.30%	2.20%	2.26%	2.20%	2.33%
Efficiency ratio (b)	193.98%	96.65%	119.65%	173.99%	100.69%

Mortgage warehouse (millions)
Ending warehouse balance (loans held for sale)	$299	$307	$293	$290	$303	(3)%	(1)%

NM - Not meaningful

* Amount is less than one percent.

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	Net interest margin is computed using total net interest income adjusted for FTE. Refer to the Non-GAAP to GAAP Reconciliation on page 29 of this supplement.

(b)	Noninterest expense divided by total revenue excluding securities gains/(losses).

NON-STRATEGIC: MORTGAGE SERVICING
Quarterly, Unaudited

						3Q11 Change vs.
(Thousands)	3Q11	2Q11	1Q11	4Q10	3Q10	2Q11	3Q10

Servicing Income
Service fees	$16,731	$19,248	$20,827	$17,119	$21,351	(13)%	(22)%
Change in MSR value - runoff	(5,286)	(5,526)	(7,164)	(10,160)	(8,752)	(4)%	(40)%
Hedging results	7,033	15,416	12,472	7,026	31,824	(54)%	(78)%
Total servicing income	$18,478	$29,138	$26,135	$13,985	$44,423	(37)%	(58)%

Key Servicing Metrics (millions) (a)
Ending servicing portfolio (b)	$23,650	$25,223	$26,452	$27,787	$29,787	(6)%	(21)%
Average servicing portfolio (b)	24,562	25,666	26,862	28,418	30,523	(4)%	(20)%
Average number of loans serviced (b)	140,270	146,520	152,083	158,743	170,931	(4)%	(18)%

Portfolio Product Mix (Average) (a)
GNMA	3%	3%	3%	3%	3%
FNMA/FHLMC	36%	36%	36%	36%	37%
Private	57%	57%	57%	57%	56%
Sub-Total	96%	96%	96%	96%	96%
Warehouse	4%	4%	4%	4%	4%
Total	100%	100%	100%	100%	100%

Other Portfolio Statistics
Weighted average base servicing fee - legacy mortgage banking (c)	34	34	34	34	34
Weighted average base servicing fee - legacy equity lending (HELOCs and ILs)	50	50	50	50	50
Servicing cost per loan (annualized) (d)	$223.03	$135.34	$121.47	$124.84	$97.68
Average mortgage trading securities	$30	$32	$35	$36	$38
Average MSR (millions)	174	194	208	192	195
Servicing book value (bps) (e) (f)	75	79	80	72	69
Change in MSR asset / average servicing asset	3%	22%	5%	(8)%	43%

90+ Delinquency rate, excluding foreclosures (g)	12.47%	11.35%	11.57%	11.46%	10.93%

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	Includes servicing of first liens, second liens, and HELOCs.

(b)	Includes loans serviced from FHN’s legacy mortgage banking business, legacy equity lending, and FHN’s portfolio loans. Excludes UPB of loans transferred that did not qualify for sales treatment.

(c)	Includes weighted average fee of servicing assets and excess interest.

(d)	Calculated based on fees charged by subservicer divided by average number of loans serviced during the quarter. Base subservicing costs increased driven by transfer to new subservicer.

(e)	Includes average MSR and mortgage trading securities divided by total average servicing portfolio.

(f)	For purposes of this calculation, average MSR excludes servicing transferred that did not qualify for sales treatment due to certain recourse provisions.

(g)	Excludes delinquency of second liens and HELOCs.

CAPITAL HIGHLIGHTS
Quarterly, Unaudited

						3Q11 Change vs.
(Dollars in thousands, except per share amounts)	3Q11	2Q11	1Q11	4Q10	3Q10	2Q11	3Q10

Tier 1 capital (a) (b)	$2,875,112	$2,818,535	$2,790,335	$2,812,471	$3,526,115	2%	(18)%
Tier 2 capital (a)	750,691	748,225	868,792	937,115	940,784	*	(20)%
Total capital (a)	$3,625,803	$3,566,760	$3,659,127	$3,749,586	$4,466,899	2%	(19)%

Risk weighted assets (a)	$19,867,400	$19,589,310	$19,569,006	$20,102,775	$20,332,364	1%	(2)%
Tier 1 ratio (a)	14.47%	14.39%	14.26%	13.99%	17.34%
Tier 2 ratio (a)	3.78%	3.82%	4.44%	4.66%	4.63%
Total capital ratio (a)	18.25%	18.21%	18.70%	18.65%	21.97%

Tier 1 common ratio (a) (c)	11.98%	11.86%	11.73%	11.53%	10.43%
Leverage ratio (a)	11.65%	11.54%	11.39%	10.96%	13.76%
Shareholders’ equity/assets ratio (d)	10.73%	10.70%	10.80%	10.84%	13.03%
Adjusted tangible common equity/RWA (a) (c) (e)	11.11%	11.05%	10.84%	10.66%	9.55%
Tangible common equity/tangible assets (c) (d)	9.00%	8.93%	8.91%	8.93%	7.96%
Tangible book value per common share (c) (d)	$8.68	$8.43	$8.21	$8.31	$8.45
Book value per common share (c) (d)	$9.29	$9.05	$8.90	$9.05	$9.28

* Amount is less than one percent.

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	Current quarter is an estimate.

(b)	All quarters presented include $200 million of tier 1 qualifying trust preferred securities except 3Q10, which includes $300 million.

(c)	Refer to the Non-GAAP to GAAP Reconciliation on page 29 of this financial supplement.

(d)	Calculated using period-end balances.

(e)	See Glossary of Terms for definition of ratios.

ASSET QUALITY: CONSOLIDATED
Quarterly, Unaudited

											3Q11 Change vs.
(Thousands)	3Q11		2Q11		1Q11		4Q10		3Q10		2Q11	3Q10

Allowance for Loan Losses Walk-Forward
Beginning reserve	$524,091		$589,128		$664,799		$719,899		$781,269		(11)%	(33)%
Provision	32,000		1,000		1,000		45,000		50,000		NM	(36)%
Charge-offs	(120,655)		(83,344)		(87,352)		(110,797)		(125,801)		(45)%	4%
Recoveries	14,209		17,307		10,681		10,697		14,431		(18)%	(2)%
Ending balance (Restricted - $32.4 million) (a)	$449,645		$524,091		$589,128		$664,799		$719,899		(14)%	(38)%
Reserve for unfunded commitments	9,220		12,522		14,371		14,253		13,838		(26)%	(33)%
Total allowance for loan losses plus reserve for unfunded commitments	$458,865		$536,613		$603,499		$679,052		$733,737		(14)%	(37)%

Allowance for Loan Losses
Regional Banking	$232,269		$278,693		$310,470		$349,572		$382,246		(17)%	(39)%
Non-Strategic	217,376		245,398		278,658		315,227		337,653		(11)%	(36)%
Corporate (b)	NM		NM		NM		NM		N/A		NM	NM
Total allowance for loan losses	$449,645		$524,091		$589,128		$664,799		$719,899		(14)%	(38)%

Non-Performing Assets
Regional Banking
Nonperforming loans	$243,366		$283,754		$317,109		$326,986		$358,176		(14)%	(32)%
Foreclosed real estate	24,943		28,121		33,134		30,138		38,771		(11)%	(36)%
Total Regional Banking	$268,309		$311,875		$350,243		$357,124		$396,947		(14)%	(32)%
Non-Strategic
Nonperforming loans - including held for sale (c)	$259,151		$384,174		$406,305		$398,422		$437,595		(33)%	(41)%
Foreclosed real estate	55,111		50,671		61,281		80,398		84,700		9%	(35)%
Total Non-Strategic	$314,262		$434,845		$467,586		$478,820		$522,295		(28)%	(40)%
Corporate
Nonperforming loans	NM		$1,140		$1,140		$558		N/A		NM	NM
Total nonperforming assets	$582,571		$747,860		$818,969		$836,502		$919,242		(22)%	(37)%

Net Charge-Offs
Regional Banking	$23,727		$18,033		$26,703		$34,683		$39,595		32%	(40)%
Non-Strategic	82,719		48,004		49,968		65,417		71,775		72%	15%
Total net charge-offs	$106,446		$66,037		$76,671		$100,100		$111,370		61%	(4)%

Consolidated Key Ratios (d)
NPL %	2.55%		3.62%		3.99%		3.85%		4.31%
NPA %	3.02		4.09		4.55		4.48		5.00
Net charge-offs %	2.65		1.67		1.93		2.36		2.60
Allowance / loans	2.77		3.26		3.69		3.96		4.22
Allowance / NPL	1.09	x	0.90	x	0.92	x	1.03	x	0.98	x
Allowance / NPA	0.91	x	0.79	x	0.81	x	0.88	x	0.84	x
Allowance / charge-offs	1.06	x	1.98	x	1.92	x	1.66	x	1.62	x

Other
Loans past due 90 days or more (e)	$102,420		$108,923		$125,989		$128,653		$155,532		(6)%	(34)%
Guaranteed portion (e)	39,572		39,613		37,858		39,883		38,397		*	3%
Foreclosed real estate from government insured loans	11,438		13,870		15,711		14,865		15,888		(18)%	(28)%
Period-end loans, net of unearned income (millions)	16,241		16,062		15,972		16,783		17,059		1%	(5)%
Remaining unfunded commitments (millions)	7,418		7,938		8,285		7,905		8,071		(7)%	(8)%

N/A - Not applicable

NM - Not meaningful

* Amount is less than one percent.

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	Restricted balances parenthetically presented are as of September 30, 2011. See Glossary of Terms for definition of restricted balances.

(b)	The valuation adjustments taken upon exercise of clean-up calls include expected losses.

(c)	3Q11 includes $88.9 million of loans held for sale.

(d)	See Glossary of Terms for definitions of Consolidated Key Ratios.

(e)	Includes loans held for sale.

ASSET QUALITY: CONSOLIDATED
Quarterly, Unaudited

											3Q11 Change vs.
	3Q11		2Q11		1Q11		4Q10		3Q10		2Q11	3Q10

Key Portfolio Details
C&I
Period-end loans ($ millions)	$7,706		$7,180		$6,808		$7,338		$7,337		7%	5%
30+ Delinq. % (a)	0.43%		0.52%		0.46%		0.36%		0.68%
NPL %	2.60		2.96		3.13		2.92		3.34
Charge-offs % (qtr. annualized)	0.70		0.35		0.60		0.79		1.33
Allowance / loans %	2.37%		2.87%		3.24%		3.26%		3.54%
Allowance / charge-offs	3.61	x	8.72	x	5.46	x	4.17	x	2.76	x

Income CRE
Period-end loans ($ millions)	$1,287		$1,311		$1,398		$1,407		$1,519		(2)%	(15)%
30+ Delinq. % (a)	1.47%		1.11%		1.12%		1.20%		2.04%
NPL %	6.27		8.54		10.07		10.06		10.13
Charge-offs % (qtr. annualized)	1.40		1.03		2.26		3.63		1.94
Allowance / loans %	3.67%		6.04%		7.05%		8.87%		9.46%
Allowance / charge-offs	2.56	x	5.63	x	3.11	x	2.31	x	4.68	x

Residential CRE
Period-end loans ($ millions)	$142		$183		$221		$264		$324		(22)%	(56)%
30+ Delinq. % (a)	0.61%		5.14%		5.08%		3.19%		0.93%
NPL %	38.80		38.40		42.19		42.04		46.45
Charge-offs % (qtr. annualized)	8.01		8.19		4.96		6.54		5.03
Allowance / loans %	12.67%		11.10%		11.30%		11.51%		11.99%
Allowance / charge-offs	1.31	x	1.22	x	2.05	x	1.50	x	2.12	x

Consumer Real Estate
Period-end loans ($ millions)	$5,305		$5,383		$5,487		$5,618		$5,788		(1)%	(8)%
30+ Delinq. % (a)	1.57%		1.53%		1.73%		2.03%		2.03%
NPL %	0.80		0.64		0.69		0.58		0.46
Charge-offs % (qtr. annualized)	2.04		2.34		2.50		2.94		3.09
Allowance / loans %	2.55%		2.47%		2.60%		2.67%		2.64%
Allowance / charge-offs	1.23	x	1.05	x	1.04	x	0.89	x	0.84	x

Permanent Mortgage
Period-end loans ($ millions) (b)	$838		$1,015		$1,038		$1,087		$969		(17)%	(14)%
30+ Delinq. % (a)	5.21%		4.00%		5.47%		5.16%		5.43%
NPL % (b)	2.87		13.53		12.64		11.27		12.76
Charge-offs % (qtr. annualized) (c)	18.83		3.21		3.34		3.58		5.60
Allowance / loans %	3.12%		4.28%		5.04%		5.49%		6.08%
Allowance / charge-offs	0.14	x	1.34	x	1.49	x	1.68	x	1.06	x

Credit Card and Other (d)
Period-end loans ($ millions)	$299		$295		$298		$312		$326		1%	(8)%
30+ Delinq. % (a)	1.29%		1.20%		1.34%		1.43%		1.90%
NPL %	1.69		3.21		5.12		6.18		9.31
Charge-offs % (qtr. annualized)	5.27		5.61		4.43		6.00		4.77
Allowance / loans %	2.84%		3.08%		3.36%		4.13%		5.49%
Allowance / charge-offs	0.55	x	0.54	x	0.76	x	0.67	x	1.10	x

Restricted Real Estate Loans
Period-end loans ($ millions) (e)	$666		$694		$722		$757		$797		(4)%	(16)%
30+ Delinq. % (a)	3.29%		2.77%		2.94%		3.44%		3.73%
NPL %	0.87		0.80		0.75		0.82		0.67
Charge-offs % (qtr. annualized)	4.46		4.76		5.08		5.71		5.75
Allowance / loans %	4.86%		4.76%		5.52%		6.26%		6.01%
Allowance / charge-offs	1.06	x	0.98	x	1.07	x	1.06	x	1.01	x

* Amount is less than one percent

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	30+ Delinquency % includes all accounts delinquent more than one month and still accruing interest.

(b)	3Q11 includes the impact of the sale of $126 million in book value of nonperforming permanent mortgages.

(c)	Includes $40.2 million of net charge-offs (“NCO”) recognized due to the sale of nonperforming loans.

(d)	Select remaining OTC amounts: PE loans: $5.0 million; NPL: 100%; Allowance: $1.0 million; 3Q11 Net Charge-offs: $1.0 million.

(e)	3Q11 includes $623.3 million of consumer real estate loans and $42.4 million of permanent mortgage loans.

ROLLFORWARDS OF NONPERFORMING LOANS AND OREO INVENTORY
Unaudited

(Millions)	3Q11	2Q11	1Q11	4Q10	3Q10
NPL Rollforward (a)
Beginning NPLs	$404	$462	$486	$580	$593
+ Additions	36	31	46	54	98
+ Principal Increase	2	2	4	3	7
- Resolutions and payments	(54)	(66)	(47)	(97)	(46)
- Net Charge-Offs	(22)	(15)	(22)	(34)	(37)
- Transfer to OREO	(10)	(5)	(3)	(14)	(35)
- Upgrade to Accrual	(15)	(5)	(2)	(6)	-
Ending NPLs	$341	$404	$462	$486	$580
(a) Includes Commercial and One-Time Close Portfolios only.

(Millions)	3Q11	2Q11	1Q11	4Q10	3Q10
OREO Inventory Rollforward (b)
Beginning balance	$78.8	$94.4	$110.5	$123.4	$109.3
Valuation adjustments	(4.3)	(4.6)	(5.0)	(4.2)	(4.6)
Adjusted balance	$74.5	$89.8	$105.5	$119.2	$104.7
+ New OREO	17.0	17.0	16.1	29.4	50.6
+ Capitalized expenses	0.5	1.0	0.6	1.0	0.7
Disposals:
- Single transactions	(10.2)	(24.7)	(27.4)	(39.0)	(31.1)
- Bulk sales	(1.7)	(4.3)	-	(0.1)	(1.5)
- Auctions	-	-	(0.4)	-	-
Ending balance	$80.1	$78.8	$94.4	$110.5	$123.4
(b)	OREO excludes foreclosed assets related to government insured mortgages.

ASSET QUALITY: REGIONAL BANKING
Quarterly, Unaudited

						3Q11 Change vs.
	3Q11	2Q11	1Q11	4Q10	3Q10	2Q11	3Q10

Total Regional Banking
Period-end loans ($ millions)	$11,378	$10,832	$10,486	$11,040	$11,147	5%	2%
30+ Delinq. % (a)	0.61%	0.82%	0.84%	0.80%	0.95%
NPL %	2.14	2.62	3.02	2.96	3.21
Charge-offs % (qtr. annualized)	0.87	0.69	1.03	1.25	1.45
Allowance / loans %	2.04%	2.57%	2.96%	3.17%	3.43%
Allowance / charge-offs	2.45x	3.86x	2.91x	2.52x	2.41x

Key Portfolio Details
C&I
Period-end loans ($ millions)	$7,142	$6,604	$6,227	$6,750	$6,745	8%	6%
30+ Delinq. % (a)	0.45%	0.56%	0.48%	0.40%	0.55%
NPL %	1.67	1.98	2.39	2.36	2.70
Charge-offs % (qtr. annualized)	0.73	0.39	0.66	0.83	1.46
Allowance / loans %	1.94%	2.43%	2.77%	2.80%	3.07%
Allowance / charge-offs	2.87x	6.61x	4.27x	3.40x	2.20x

Income CRE
Period-end loans ($ millions)	$1,235	$1,245	$1,278	$1,271	$1,358	(1)%	(9)%
30+ Delinq. % (a)	.63%	1.17%	1.23%	1.06%	2.00%
NPL %	5.75	7.76	8.04	7.62	7.30
Charge-offs % (qtr. annualized)	1.17	0.91	1.94	2.28	1.62
Allowance / loans %	3.49%	5.88%	6.93%	8.53%	8.76%
Allowance / charge-offs	2.94x	6.39x	3.59x	3.56x	5.20x

Residential CRE
Period-end loans ($ millions)	$103	$124	$142	$169	$193	(17)%	(47)%
30+ Delinq. % (a)	0.56%	6.87%	7.35%	4.98%	1.48%
NPL %	36.74	35.22	36.09	34.98	37.02
Charge-offs % (qtr. annualized)	4.91	7.64	5.61	9.11	5.46
Allowance / loans %	14.27%	12.62%	13.51%	13.15%	13.47%
Allowance / charge-offs	2.54x	1.55x	2.19x	1.29x	2.27x

Consumer Real Estate
Period-end loans ($ millions)	$2,604	$2,571	$2,554	$2,555	$2,553	1%	2%
30+ Delinq. % (a)	0.99%	0.96%	1.07%	1.37%	1.30%
NPL %	0.57	0.48	0.54	0.46	0.21
Charge-offs % (qtr. annualized)	0.61	0.63	1.05	0.90	0.76
Allowance / loans %	1.09%	0.88%	0.91%	0.87%	0.82%
Allowance / charge-offs	1.79x	1.40x	0.88x	0.96x	1.08x

Credit Card, Permanent Mortgage, and Other
Period-end loans ($ millions)	$293	$288	$285	$295	$299	2%	(2)%
30+ Delinq. % (a)	1.19%	1.23%	1.57%	1.65%	1.97%
NPL %	0.03	0.12	0.12	0.05	0.06
Charge-offs % (qtr. annualized)	3.52	3.52	2.34	4.13	3.40
Allowance / loans %	2.40%	2.41%	2.51%	2.67%	3.15%
Allowance / charge-offs	0.69x	0.68x	1.08x	0.64x	0.91x

ASSET QUALITY: CORPORATE

Permanent Mortgage
Period-end loans ($ millions)	$161	$175	$151	$168	N/A	(8)%	NM
30+ Delinq. % (a)	0.73%	2.03%	1.98%	2.46%	N/A
NPL %	NM	0.65	0.76	0.33	N/A
Charge-offs % (qtr. annualized)	NM	NM	NM	NM	N/A
Allowance / loans %	NM	NM	NM	NM	N/A
Allowance / charge-offs	NM	NM	NM	NM	N/A

NM - Not meaningful

N/A - Not applicable

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)  30+ Delinquency % includes all accounts delinquent more than one month and still accruing interest.

ASSET QUALITY: NON-STRATEGIC
Quarterly, Unaudited

						3Q11 Change vs.
	3Q11	2Q11	1Q11	4Q10	3Q10	2Q11	3Q10

Total Non-Strategic Lending
Period-end loans ($ millions)	$4,703	$5,055	$5,336	$5,575	$5,913	(7)%	(20)%
30+ Delinq. % (a)	2.87%	2.27%	2.69%	2.87%	3.11%
NPL %	3.62	5.87	5.98	5.73	6.38
Charge-offs % (qtr. annualized)	6.63	3.70	3.70	4.51	4.67
Allowance / loans %	4.62%	4.85%	5.22%	5.65%	5.71%
Allowance / charge-offs	0.66x	1.28x	1.39x	1.20x	1.18x

Key Portfolio Details
C&I (b)
Period-end loans ($ millions)	$563	$576	$582	$588	$592	(2)%	(5)%
30+ Delinq. % (a)	0.18%	—%	0.17%	—%	2.14%
NPL %	14.37	14.08	11.11	9.33	10.63
Charge-offs % (qtr. annualized)	0.37	NM	0.01	0.30	—
Allowance / loans %	7.71%	8.00%	8.31%	8.62%	8.91%
Allowance / charge-offs	20.25x	NM	NM	28.34x	NM

Income CRE
Period-end loans ($ millions)	$52	$66	$120	$136	$161	(21)%	(68)%
30+ Delinq. % (a)	21.51%	—%	—%	2.55%	2.31%
NPL %	18.80	23.20	31.62	32.84	33.97
Charge-offs % (qtr. annualized)	6.29	2.64	5.44	15.60	4.57
Allowance / loans %	7.82%	9.01%	8.29%	11.96%	15.31%
Allowance / charge-offs	1.08x	2.30x	1.42x	0.69x	3.16x

Residential CRE
Period-end loans ($ millions)	$38	$59	$79	$95	$131	(36)%	(71)%
30+ Delinq. % (a)	0.76%	1.49%	0.98%	—%	0.13%
NPL %	44.39	45.06	53.26	54.60	60.36
Charge-offs % (qtr. annualized)	15.10	9.22	3.81	2.51	4.44
Allowance / loans %	8.33%	7.90%	7.28%	8.59%	9.80%
Allowance / charge-offs	0.41x	0.71x	1.67x	2.71x	1.87x

Consumer Real Estate
Period-end loans ($ millions)	$2,701	$2,812	$2,933	$3,062	$3,235	(4)%	(17)%
30+ Delinq. % (a)	2.14%	2.06%	2.30%	2.57%	2.61%
NPL %	1.03	0.80	0.82	0.68	0.65
Charge-offs % (qtr. annualized)	3.38	3.86	3.74	4.60	4.85
Allowance / loans %	3.95%	3.91%	4.08%	4.18%	4.08%
Allowance / charge-offs	1.14x	0.99x	1.08x	0.88x	0.81x

Permanent Mortgage
Period-end loans ($ millions) (c)	$658	$818	$864	$894	$944	(20)%	(30)%
30+ Delinq. % (a)	6.35%	4.46%	6.09%	5.66%	5.50%
NPL % (c)	3.64	16.64	15.04	13.62	13.08
Charge-offs % (qtr. annualized) (d)	23.30	3.88	4.05	3.82	5.79
Allowance / loans %	3.94%	5.24%	5.99%	6.62%	6.21%
Allowance / charge-offs	0.14x	1.33x	1.48x	1.67x	1.04x

Other Consumer (e)
Period-end loans ($ millions)	$25	$30	$36	$41	$52	(17)%	(52)%
30+ Delinq. % (a)	4.32%	2.07%	1.92%	2.19%	2.02%
NPL %	20.12	31.24	42.03	46.75	58.04
Charge-offs % (qtr. annualized)	19.63	19.98	18.01	15.00	8.81
Allowance / loans %	6.98%	9.27%	9.53%	13.13%	16.92%
Allowance / charge-offs	0.32x	0.41x	0.53x	0.79x	1.58x

Restricted Real Estate Loans
Period-end loans ($ millions) (f)	$666	$694	$722	$757	$797	(4)%	(16)%
30+ Delinq. % (a)	3.29%	2.77%	2.94%	3.44%	3.73%
NPL %	0.87	0.80	0.75	0.82	0.67
Charge-offs % (qtr. annualized)	4.46	4.76	5.08	5.71	5.75
Allowance / loans %	4.86%	4.76%	5.52%	6.26%	6.01%
Allowance / charge-offs	1.06x	0.98x	1.07x	1.06x	1.01x

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	30+ Delinquency % includes all accounts delinquent more than one month and still accruing interest.

(b)	Includes trust preferred loan portfolio and other exited businesses.

(c)	3Q11 includes the impact of the sale of $126 million in book value of nonperforming permanent mortgages.

(d)	3Q11 includes $40.2 million of net charge-offs (“NCO”) recognized due to the sale of nonperforming loans.

(e)	Select remaining OTC amounts: PE loans: $5.0 million; NPL: 100%; Allowance: $1.0 million; 3Q11 Net charge-offs: $1.0 million.

(f)	3Q11 includes $623.3 million of consumer real estate loans and $42.4 million of permanent mortgage loans.

ASSET QUALITY: PORTFOLIO METRICS
Unaudited

C&I Portfolio: $7.7 Billion (47.5% of Total Loans)

% OS
General Corporate, Commercial, and Business Banking Loans	78%
Mortgage Warehouse Line Balances	14%
Trust Preferred Loans	6%
Bank Holding Company Lending	2%

Income CRE Portfolio: $1.3 Billion (7.9% of Total Loans)

Top 10 States as of September 30, 2011	% NPL	% OS
Tennessee	4.69%	56%
North Carolina	9.84%	8%
Georgia	1.52%	7%
Florida	25.05%	5%
Mississippi	11.53%	4%
Texas	2.16%	4%
South Carolina	5.37%	4%
West Virginia	-%	2%
Indiana	-%	2%
Kentucky	2.69%	2%

Consumer Real Estate (primarily Home Equity) Portfolio: $5.9 Billion (36.5% of Total Loans) (a)

Origination LTV and FICO for Portfolio as of September 30, 2011	Loan-to-Value
(excludes whole loan insurance)	<=80%	80% - 90%	>90%
FICO score greater than or equal to 740	32%	15%	6%
FICO score 720-739	7%	4%	2%
FICO score 700-719	6%	4%	2%
FICO score 660-699	7%	4%	3%
FICO score 620-659	2%	1%	1%
FICO score less than 620	1%	-%	1%

Consumer Real Estate Portfolio Detail:
		Origination Characteristics					NCO’s %
Vintage	Balance %	CLTV	FICO	% Broker (b)	% TN	% 1st lien	QTD
pre-2003	4%	76%	717	16%	46%	33%	0.78%
2003	8%	75%	729	16%	33%	40%	0.87%
2004	12%	79%	726	28%	22%	27%	1.64%
2005	17%	81%	731	19%	18%	16%	3.87%
2006	15%	78%	734	6%	23%	18%	3.70%
2007	17%	80%	739	15%	27%	19%	4.16%
2008	8%	75%	748	8%	72%	52%	1.61%
2009	5%	72%	753	-%	88%	59%	0.33%
2010	7%	80%	751	-%	92%	73%	-%
2011	7%	79%	757	-%	91%	83%	-%
Total	100%	78%	737(c)	13%	41%	34%	2.33%

(a)  Consumer Real Estate portfolio includes $623.3 million of restricted real estate loans.

(b)  Correspondent and Wholesale.

(c)  737 average portfolio origination FICO; 728 weighted average portfolio FICO (refreshed).

Permanent Mortgage Portfolio: $0.9 Billion (5.4% of Total Loans) (a) (b) (c)

Top 10 States as of September 30, 2011	Del. %	% OS
California	11.50%	24%
Texas	14.95%	10%
Washington	8.77%	8%
Virginia	5.38%	6%
Arizona	20.52%	4%
Maryland	2.21%	4%
Oregon	14.91%	4%
Florida	20.59%	3%
North Carolina	18.27%	3%
Tennessee	8.70%	3%

(a)  Permanent Mortgage portfolio includes $42.4 million of restricted real estate loans.

(b)  Documentation type: 70% full doc; 25% stated; 5% other.

(c)  Product type: 71% jumbo; 13% Alt A; 16% other.

GLOSSARY OF TERMS

Adjusted Tangible Equity/RWA: Shareholders’ equity excluding intangible assets and unrealized gains/losses on available for sale securities and cash flow hedges divided by risk weighted assets.

Core Business Segments: Management treats regional banking, capital markets, and corporate as FHN’s core businesses. Non-strategic has significant legacy assets and operations that are being wound down.

Individually Impaired Loans: Commercial loans over $1 million that are not expected to pay all contractually due principal and interest and consumer loans that have experienced a troubled debt restructuring and are individually evaluated for impairment. The estimated loss on these loans is determined using a discounted cash flow (“DCF”) methodology or the estimated fair value of the underlying collateral less costs to sell, if the loan is considered collateral dependent. In accordance with accounting requirements, DCF loans are discounted using the applicable note rate, and typically reserves are maintained for DCF loans. Collateral dependent loans are generally charged off to the estimate of collateral value less cost to sell leaving no associated reserve.

Lower of Cost or Market (LOCOM): A method of accounting for certain assets by recording them at the lower of their historical cost or their current market value.

Restricted Balances: Assets of a consolidated variable interest entity that can be used only to settle obligations of the consolidated variable interest entity and liabilities of a consolidated variable interest entity for which creditors (or beneficial interest holders) do not have recourse to the general credit of the primary beneficiary.

Troubled Debt Restructuring (TDR): A restructuring of debt whereby a creditor for economic or legal reasons related to the borrower’s financial difficulties grants a concession to the borrower that it would not otherwise consider. Such concession is granted in an attempt to protect as much of the creditor’s investment as possible by increasing the probability of repayment.

Asset Quality - Consolidated Key Ratios

NPL %: Ratio is nonperforming loans in the loan portfolio to total period end loans.

NPA %: Ratio is nonperforming assets related to the loan portfolio to total period end loans plus foreclosed real estate and other assets.

Net charge-offs %: Ratio is annualized net charge-offs to total average loans.

Allowance / loans: Ratio is allowance for loan losses to total period end loans.

Allowance to loans excluding insured loans: Ratio is allowance for loan losses to total period end loans excluding insured loans.

Allowance / NPL: Ratio is allowance for loan losses to nonperforming loans in the loan portfolio.

Allowance / NPA: Ratio is allowance for loan losses to nonperforming assets related to the loan portfolio.

Allowance / charge-offs: Ratio is allowance for loan losses to annualized net charge-offs.

NON-GAAP TO GAAP RECONCILIATION
Quarterly, Unaudited

(Thousands)	3Q11	2Q11	1Q11	4Q10	3Q10
Tangible Common Equity (Non-GAAP)
(A) Total equity (GAAP)	$2,743,230	$2,681,382	$2,640,057	$2,678,005	$3,306,888
Less: Preferred stock capital surplus - CPP	-	-	-	-	810,974
Less: Noncontrolling interest (a)	295,165	295,165	295,165	295,165	295,165
(B) Total common equity	$2,448,065	$2,386,217	$2,344,892	$2,382,840	$2,200,749
Less: Intangible assets (GAAP) (b)	160,902	164,067	183,625	195,061	196,443
(C) Tangible common equity (Non-GAAP)	$2,287,163	$2,222,150	$2,161,267	$2,187,779	$2,004,306
Less: Unrealized gains on AFS securities, net of tax	79,358	58,068	39,338	45,366	61,836
(D) Adjusted tangible common equity (Non-GAAP) (c)	$2,207,805	$2,164,082	$2,121,929	$2,142,413	$1,942,470

Tangible Assets (Non-GAAP)
(E) Total assets (GAAP)	$25,571,469	$25,054,066	$24,438,344	$24,698,952	$25,384,181
Less: Intangible assets (GAAP) (b)	160,902	164,067	183,625	195,061	196,443
(F) Tangible assets (Non-GAAP)	$25,410,567	$24,889,999	$24,254,719	$24,503,891	$25,187,738

Period-end Shares Outstanding
(G) Period-end shares outstanding	263,619	263,699	263,335	263,366	237,061

Tier 1 Common (Non-GAAP)
(H) Tier 1 capital (d) (e)	$2,875,112	$2,818,535	$2,790,335	$2,812,471	$3,526,115
Less: Preferred stock capital surplus - CPP	-	-	-	-	810,974
Less: Noncontrolling interest - FTBNA preferred stock (a) (f)	294,816	294,816	294,816	294,816	294,816
Less: Trust preferred (g)	200,000	200,000	200,000	200,000	300,000
(I) Tier 1 common (Non-GAAP)	$2,380,296	$2,323,719	$2,295,519	$2,317,655	$2,120,325

Risk Weighted Assets
(J) Risk weighted assets (d) (e)	$19,867,400	$19,589,310	$19,569,006	$20,102,775	$20,332,364

Ratios
(C)/(F) Tangible common equity to tangible assets (TCE/TA) (Non-GAAP)	9.00%	8.93%	8.91%	8.93%	7.96%
(A)/(E) Total equity to total assets (GAAP)	10.73%	10.70%	10.80%	10.84%	13.03%
(C)/(G) Tangible book value per common share (Non-GAAP)	$8.68	$8.43	$8.21	$8.31	$8.45
(B)/(G) Book value per common share (GAAP)	$9.29	$9.05	$8.90	$9.05	$9.28
(I)/(J) Tier 1 common ratio (Non-GAAP) (d)	11.98%	11.86%	11.73%	11.53%	10.43%
(H)/(E) Tier 1 capital to total assets (GAAP) (d)	11.24%	11.25%	11.42%	11.39%	13.89%
(D)/(J) Adjusted tangible common equity to risk weighted assets (TCE/RWA) (Non-GAAP) (c) (d)	11.11%	11.05%	10.84%	10.66%	9.55%

Net interest income adjusted for impact of FTE (Non-GAAP)
Regional Banking
Net interest income (GAAP)	$140,603	$136,249	$134,671	$144,492	$142,220
Fully taxable equivalent (“FTE”) adjustment	1,434	1,353	1,243	924	666
Net interest income adjusted for impact of FTE (Non-GAAP)	$142,037	$137,602	$135,914	$145,416	$142,886

Capital Markets
Net interest income (GAAP)	$5,555	$5,564	$5,576	$5,877	$8,584
Fully taxable equivalent (“FTE”) adjustment	81	76	72	71	66
Net interest income adjusted for impact of FTE (Non-GAAP)	$5,636	$5,640	$5,648	$5,948	$8,650

Corporate
Net interest income (GAAP)	$(463)	$444	$(269)	$(2,064)	$(2,845)
Fully taxable equivalent (“FTE”) adjustment	40	68	71	53	59
Net interest income adjusted for impact of FTE (Non-GAAP)	$(423)	$512	$(198)	$(2,011)	$(2,786)

Non-Strategic
Net interest income (GAAP)	$30,645	$30,603	$32,777	$33,931	$38,184
Fully taxable equivalent (“FTE”) adjustment	-	-	-	-	-
Net interest income adjusted for impact of FTE (Non-GAAP)	$30,645	$30,603	$32,777	$33,931	$38,184

Total Consolidated
Net interest income (GAAP)	$176,340	$172,860	$172,755	$182,236	$186,143
Fully taxable equivalent (“FTE”) adjustment	1,555	1,497	1,386	1,048	791
Net interest income adjusted for impact of FTE (Non-GAAP)	$177,895	$174,357	$174,141	$183,284	$186,934

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	Included in total equity on the consolidated balance sheet.

(b)	Includes goodwill and other intangible assets, net of amortization.

(c)	See Glossary of Terms for definition of ratio.

(d)	Current quarter is an estimate.

(e)	Defined by and calculated in conformity with bank regulations.

(f)	Represents FTBNA preferred stock included in noncontrolling interest.

(g)	Included in term borrowings on the consolidated balance sheet.

First Horizon National Corporation Third Quarter 2011 Earnings October 17, 2011

Portions of this presentation use non-GAAP financial information. Each of those portions is so noted, and a reconciliation of that non-GAAP information to comparable GAAP information is provided in a footnote or in the appendix at the end of this presentation.
This presentation contains forward-looking statements, which may include guidance, involving significant risks and uncertainties which will be identified by words such as “believe”,“expect”,“anticipate”,“intend”,“estimate”,
“should”,“is likely”,“will”,“going forward” and other expressions that indicate future events and trends and may be followed by or reference cautionary statements. A number of factors could cause actual results to differ materially from those in the forward-looking information. These factors are outlined in our recent earnings and other press releases and in more detail in the most current 10-Q and 10-K. FHN disclaims any obligation to update any such factors or to publicly announce the result of any revisions to any of the forward-looking statements included herein or therein to reflect future events or developments.
2

3
Successful Execution:
Controlling What We Can Control
Core Businesses’ pre-tax income at $140mm, up $113mm
linked quarter and $60mm year over year
Capital Markets fixed income average daily revenue at
$1.4mm up from $1.1mm
Core
Businesses¹
Non-
Strategic
Period end Non-Strategic loans declined 7%
Loan sales of ~$150mm of net book value; $36mm impact to
provision from loss on loan sales
Mortgage repurchase provision expense up $28mm to $53mm
Net hedging results declined to $7mm
Optimizing Business Mix For
Profitability And Returns
Driving Value From
Balance Sheet
Focus On Expense Control
Regional Bank revenue per FTE of $66k, up from $62k
Executing ~$124mm of cost saves in core businesses
Environmental Costs
Tier 1 ratio at 14.5%
Tier 1 Common at 12.0%
TCE + Reserves at 13.8%
TCE/TA at 9.0%
Strong Capital Position
Period end Regional Bank loans up 5%
Regional Bank loan yields relatively stable at 4.01%
Regional Bank average deposits up 2% with the rate paid on
deposits down 6bps to 48bps
All data is 3Q11 compared to 2Q11 unless otherwise noted.
Tier 1 Common, TCE, & TA, TCE+Reserves/Risk Weighted Assets are consolidated ratios and non-GAAP numbers, and a reconciliation is provided in the appendix.
1
Core Businesses include Regional Banking, Capital Markets, and Corporate segments. Tier 1, Tier 1 Common, TCE+Reserves/Risk Weighted Assets: consolidated ratios and current quarter is estimate;

4
Solid Pre-Tax Income in Core Business Segments
FHN 3Q11 Pre-Tax Income By Business Segment
1 Core Businesses include Regional Banking, Capital Markets, and Corporate segments.
$200mm
Core Businesses’ 3Q11 pre-tax income grew $113mm linked quarter, up $60mm since 3Q10
Includes Visa gain of $35mm in 3Q11 and litigation expense of $37mm in 2Q11
Regional Banking showing continued  improvement in profitability
Capital markets higher from strong sales results from increased activity in fixed income
Non-Strategic results lower primarily due to higher loan loss provision and increased mortgage repurchase provision
-$150
-$100
-$50
$0
$50
$100
$150
Regional Bank Capital Markets Corporate Core Businesses¹ Non- Strategic Consolidated

FINANCIAL RESULTS 5

Consolidated Financial Results
Net income available to common shareholders of
$36mm, diluted EPS of $0.14
Net income from continuing operations of $34mm
Core Businesses¹
pre-tax income of $140mm
Total revenues of $397mm, up 10%
Includes $35mm gain from sale of Visa stock
Regional Banking revenues up 2%
Capital Markets revenues up 26%
Non-Strategic revenues down 28%
Total expenses at $323mm, down 6%
Regional Banking expenses down 4%
Capital markets expenses declined 25%
2Q11 included litigation expense of $37mm
Non-Strategic expenses up 45%
$53mm of mortgage repurchase
expense vs $25mm
Charges for restructuring, repositioning & efficiency in
of $2mm vs $17mm
Total provision at $32mm; provision related to the loan
sale was $36mm
Net charge-offs at $106mm; excluding loan sale at
$59mm
Net charge-offs, excluding loan sale, down 11%
linked quarter and down 47% from 3Q10
6
NII $186 $173 $176
Noninterest income 246 188 186
Securities gains / (losses), net (3) 0 35
   Total revenue 429 360 397
Noninterest expense 341 344 323
Provision 50 1 32
   Pre-tax income 37 15 43
Taxes 3 (4) 8
Continuing operations 34 19 34
Discontinued operations (0) 4 5
   Net income $34 $23 $39
Net income attributable to
    controlling interest
31 20 36
Preferred stock dividends
15 -        -
Net income available
     to common shareholders
16 20 36
Diluted shares 239 263 263
Diluted EPS from continuing
     operations
$0.07 $0.06 $0.12
Diluted EPS $0.07 $0.08 $0.14
($mm, except per share)
2Q11 3Q10 3Q11
All data is 3Q11 compared to 2Q11 unless otherwise noted.
Numbers may not add to total due to rounding.
1 Core businesses include Regional Banking, Capital Markets, and Corporate segments. Core Businesses’ pre-tax income is a non-GAAP number and is reconciled on slide 7.

7
Third Quarter 2011 Segment Highlights
Numbers may not add to total due to rounding.
Pre-tax earnings, Revenue, and Expense are in millions.
Revenue includes securities gain / losses.
2Q11 Drivers / Impacts
3Q11 Revenue
3Q11 Expense
Pre-Tax Earnings ($mm)
3Q11
Linked Quarter
Change
$mm / Percent
3Q10
2Q11
Regional
Banking
Capital
Markets
Corporate
Non-Strategic
$209
$137
$105
$77
$38
$19
$46
$89
Core Business
(subtotal)
Total
$351
$233
$397
$323
$5 / 2%
$22 / 26%
$28 / NM
$(18) / (28)%
$54 / 18%
$37 / 10%
$(6) / (4)%
$(26) / (25)%
$(17) / (48)%
$(50) / (18)%
$28 / 45%
$(22) / (6)%
$52
$43
$(14)
$81
$(43)
$37
$94
$28
$19
$140
$(98)
$43
$74
$(20)
$(27)
$28
$(13)
$15
Loan loss provision of $55mm in 3Q11
vs $15mm in 2Q11. Repurchase
provision of $53mm in 3Q11 vs $25mm
in 2Q11
Fixed income average daily revenue
of $1.4mm in 3Q11 vs $1.1mm in
2Q11
Mortgage warehouse valuation
adjustments of $(7)mm in 3Q11 vs
$2mm in 2Q11.  Net hedging results of
$7mm in 3Q11 vs $15mm 2Q11
Provision credit in 3Q11 of $23mm
vs provision credit of $14mm in
2Q11
3Q11 included $35mm of securities
gain from sale of Visa stock
2Q11 expenses include $37mm loss
accrual related to settlement of a
litigation matter
NII up 3% primarily due to loan
volume.  Fee income flat linked
quarter
3Q11 included restructuring costs of
$3mm vs $17mm in 2Q11

10bps
8
6
4
2
0
10
8
9
8
8
3Q10
4Q10
1Q11
2Q11
3Q11

5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
4.04%
4.02%
4.01%
1Q11
2Q11
3Q11

FIRST HORIZON NATIONAL CORPORATION

Successful Execution: Balance Sheet and NIM
Regional Bank Loan Yields
3Q11 period end total assets at $26B
3Q11 total period end loans at $16B, up 1% vs 2Q11
Period end Regional Banking loans increased
$546mm or 5% from 2Q11, including $484mm
growth in loans to mortgage companies
Period end Non-Strategic loans decreased
$352mm or 7% from 2Q11
Average core deposits rose 2% linked quarter
Consolidated NIM up 3bps linked quarter to 3.23%
Core Businesses’ NIM at 3.52%, down 3bps linked
quarter
Adverse Impact from Commercial Non-Accruals
Net Interest Margin by Segment¹
8
NIM 3Q11
% of Total
Period End Assets
Regional Banking 5.17% 47%
Capital Markets 1.17% 11%
Corporate -0.01% 20%
Core Businesses 3.52% 78%
Non-Strategic 2.30% 22%
First Horizon 3.23%
Numbers/percentages may not add due to rounding.
1
Core Businesses NIM is a non-GAAP number relating to the three core business segments:  Regional Banking, Capital Markets, and Corporate.
Net interest margin is computed using total net interest income adjusted for FTE. Refer to the non-GAAP to GAAP reconciliations in the appendix.
1

Successful Execution:
Driving More Value from the Balance Sheet
3Q11 Regional Bank Loan Balances Regional Bank Commercial Loan Yields
Regional Bank Commercial Loan Commitments Regional Bank Commercial Loans Funded
9
C&I CRE
Current loan composition in Regional Bank reflects desirable mix for consolidated balance sheet
Trends in loan pipeline highlights an emphasis on C&I loans (Corporate, Asset Based Lending, Loans to Mortgage
Companies; industries in pipeline include medical, manufacturing and government); opportunities in CRE
$0.0
$0.5
$1.0
$1.5
$2.0
$2.5B
2010 (First 9 Months) YTD 2011
$0.0
$0.5
$1.0
$1.5B
2010 (First 9 Months) YTD 2011
4.02%
4.00%
3.97%
3.5%
3.6%
3.7%
3.8%
3.9%
4.0%
4.1%
1Q11 2Q11 3Q11
C&I
63%
Income
CRE
11%
Other 3%
Consumer
Real
Estate
23%

Improving Productivity and Efficiency in
Core Businesses, Environmental Costs Remain Elevated
~$124mm Identified in Cost Savings Regional Banking Expenses
Non-Strategic Expenses
10
16%
Goal of 60%-65% Efficiency Ratio
~$124mm identified in cost savings, in addition to
expected reduction in Non-Strategic expenses over the
long-term
$88mm annualized impact in 3Q11 run rate
Additional $27mm of actions in execution, targeted to
be largely completed by the end of 2011; an additional
$9mm to be executed by the end of 2012
3Q11 FTE decline of 4% linked quarter, 14% YOY
Near-term offsets from technology investments and
elevated environmental costs
Targeting 25% reduction from the level of 2010
consolidated expenses by the end of 2013
10%
$152
$150
$148
$143
$137
$125
$130
$135
$140
$145
$150
3Q10
4Q10
1Q11 2Q11 3Q11
$200
$220
$240
2010 (First 9 Months) YTD 2011
$265
$222
$155mm
$260mm

11
Mortgage Repurchase-Related
Expenses Remain Manageable
Pipeline at $418mm for 3Q11 vs $451mm in 2Q11
$284mm of GSE-related claims
$86mm of mortgage-insurer (MI) related claims
$4mm of private whole loan related claims
$44mm of other non-repurchase requests
Loans where MI is lost are considered in reserve
calculation, but not in pipeline
Cumulative rescission rates averaging between 45%
and 55% with average loss severities ranging between
50% and 60%
Higher mix of MI related resolutions leading to higher
loss content in 3Q11
Sold mortgage origination platform in August 2008
($ in mm) 3Q10 4Q10 1Q11 2Q11 3Q11
Beginning Balance $162 $175 $183 $183 $169
Net Realized Loss ($36) ($36) ($37) ($39) ($53)
Provision $49 $44 $37 $25 $53
Ending Balance $175 $183 $183 $169 $169
$150mm
$600mm
$600mm
Mortgage Repurchase Reserve
New GSE Repurchase Requests
by Vintage
Total Pipeline of
Repurchase Requests
2
Total Pipeline by Vintage
1
$0
$50
$100
3Q10 4Q10 1Q11 2Q11 3Q11
2006 & Prior 2007 2008
$0
$200
$400
3Q10 4Q10 1Q11 2Q11 3Q11
New Requests Resolved
Pipeline
$0
$200
$400
3Q10 4Q10 1Q11 2Q11 3Q11
2006 and Prior 2007 2008
As of 3Q11. Numbers may not add due to rounding. ¹Requests reflect pipeline as of each respective quarter end.
2
As of 9/30/11. Based on UPB. The pipeline represents active investor claims and mortgage insurance (MI) cancellations under review, both of which could occur on the same loan.
Excludes MI cancellation notices that have been reviewed and coverage has been lost. For purposes of estimating loss, MI cancellation notices where coverage has been lost are contemplated.

12
Private Mortgage Securitizations:
Private Securitization Risk Remains Manageable
2004-2007 Private Mortgage Securitizations¹
Private Loan Repurchase Risk
Different than GSE Risk
~$33B of originations from 2004 to 2007
102 active mortgage securitizations with a current UPB
of ~$12B
46 Jumbo and 56 Alt-A first lien securitizations
FHN originated 60% Alt-A, 40% Jumbo, and no
Subprime private securitizations
At origination, FHN’s average securitization size was
$325mm
Industry average securitization size of $858mm
Private Mortgage Securitization Facts¹
No private mortgage securitization loan
repurchase requests
Four private securitization-related lawsuits outstanding²
66% of current UPB dollar-weighted 2004-2007 private
securitizations are outperforming industry cohort on
cumulative loss
81% of current UPB dollar-weighted 2004-2007 private
securitizations are outperforming industry cohort on
60D+ delinquencies
1 Data source: LoanPerformance, CPRCDR, Intex, PolyPaths, Bloomberg with company analysis. FHN has not verified data accuracy. Excludes inactive deals. Data as of Aug 2011 with Sept remits.
2 Two lawsuits are from 2H10 and the other two, including a suit by FHFA, are from 3Q11.  A fifth suit, filed in 2010, has been withdrawn as to FHN.
Resolution
Representations
Access
Voting Rights
Generally, reps and warranties
are not as comprehensive as
GSE whole-loan reps and
warranties
No specific representation and
warranty on third-party fraud
in the origination
Difficult for most non-
governmental investors to
access loan files
Significant upfront cost with
unknown returns; must
indemnify trustee
Generally requires a
coordinated investor effort to
compel trustees to investigate
and pursue repurchase claims
Investor interests are not
necessarily aligned
Longer resolution
process expected
Longer timeline may decrease
probability of successful claims

13
Successful Execution:
Asset Quality Trends Continue to Improve
Net charge-offs of $106mm, including $48mm of charge-offs related to loan sales
NCOs excluding loan sale of $58mm, down 11% from 2Q11
Regional Bank NCOs down $16mm or 40% year over year
Non-Strategic NCOs, excluding $42mm of NCOs related to loan sales, down $31mm or 43% year over year
Reserves for loan losses decreased $74mm linked quarter to $450mm or 2.77% of period end loans
Reserve decrease of $12mm related to loan sales
Reserves and Net Charge-Offs
Data as of 9/30/11, unless otherwise noted. Numbers may not add due to rounding.
Loan Sales NCOs
$111
$100
$77
$66
$58
-$61
-$55
-$76
-$65
-$74
4.22%
3.96%
3.69%
3.26%
2.77%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
-$100
-$50
$0
$50
$100
3Q10 4Q10 1Q11 2Q11 3Q11
Net Charge
-
Offs (NCOs)
Reserve Decrease Reserve % of Loans (right axis)
$48
$150mm

$1.4B
$1.2
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
(2)%
(1)%
(14)%
(1)%
(14)%
2%
(9)%
(2)%
(9)%
(22)%
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
NPLs
ORE

FIRST HORIZON NATIONAL CORPORATION

14
($ mm) 1Q11 2Q11 3Q11
Beginning ORE $110 $94 $79
   Valuation Adjustments ($5) ($5) ($4)
Adjusted Balance $106 $90 $75
+ New ORE $16 $17 $17
+ Capitalized Expenses $1 $1 $1
- Dispositions: ($28) ($29) ($12)
   Single Transactions ($27) ($25) ($10)
   Auctions (0) 0 0
   Bulk Sales 0 (4) (2)
Ending ORE $94 $79 $80
($ mm) 1Q11 2Q11 3Q11
Beginning NPLs $486 $462 $404
+ Additions $46 $31 $36
+ Principal Increase $4 $2 $2
- Resolutions/Payments ($47) ($66) ($54)
- Net Charge-Offs ($22) ($15) ($22)
- Transfer to ORE ($3) ($5) ($10)
- Upgrade to Accrual ($2) ($5) ($15)
Ending NPLs $462 $404 $341
Successful Execution:
Non-Performing Assets Decline 22% in 3Q11
Non-Performing Assets
NPAs down $165mm or 22% linked quarter, and down
37% or $337mm year over year
Loan sales of ~$150mm
NPL levels down 25% from 2Q11, down 37%
since 3Q10
ORE balances stable from continued disposition activity
NPL Activity from Commercial and OTC ORE Activity
Numbers may not add due to rounding.
1 Does not includes Consumer loan sales in 3Q11.
2 ORE excludes foreclosed real estate from government insured loans.
1
2

15
Building Long-Term Earnings Power:
FHNC Bonefish – Long-Term Targets
1 Core Businesses include Regional Banking, Capital Markets, and Corporate segment. Certain core data is non-GAAP and a reconciliation is provided in the appendix.
2 ROA and NCO / Average Loans are annualized.
3Q11 Consolidated 3Q11 Core Long-Term Targets
ROA 0.62% 1.98% 1.25 - 1.45%
NIM 3.23% 3.52% 3.50 - 4.00%
NCO / Average Loans 2.65% 0.85% 0.30 - 0.70%
Fee Income as % of Revenue 51% 49% 40 - 50%
Efficiency Ratio 89% 74% 60 - 65%
Efficiency Ratio
60% - 65%
Tax Rate
Annualized Net Charge-Offs
0.30% - 0.70%
Net Interest Margin
3.50% - 4.00%
Return on Tangible Equity
15% - 20%
Tier 1 Common
8% - 9%
Equity / Assets
Return on Assets
1.25% - 1.45%
Risk Adjusted Margin
Total Assets Earning Assets
Pre-tax Income
% Fee Income
40% - 50%
1
2

Successful Execution: FHN Strategic Priorities
1) Optimize business mix for profitability and returns
Replace runoff, low margin, Non-Strategic assets with higher margin, Regional Banking assets
Focused on improving profitability in all lines of business
Capital Markets continues to be strong long-term contributor to fee income
2) Improve productivity and efficiency
Replace revenue impacted by regulation
Reduce wind-down and environmental expenses
Business process optimization, organization and infrastructure simplification
3) Manage excess capital smartly
Maintain appropriate levels for future banking environment
Disciplined approach to deploying capital
16
Building a Foundation for Long-Term Earnings Power

APPENDIX 17

18
Liquidity, Capital, and Reserves
Tier 1 Common Ratio
Wholesale Funding Capital Ratios
Period End ($B) 1Q11 2Q11 3Q11
Fed Funds Purchased $1.6 $1.3 $1.6
Senior Debt 0.5 0.5 0.5
Insured Network Deposits 1.7 1.7 1.8
Borrowing from FHLB 0.1 - 0.4
Other 0.1 0.2 0.2
$3.9 $3.7 $4.5
Total Capital 18.7% 18.2% 18.3% 15.4%
Tier 1 Capital 14.3% 14.4% 14.5% 12.7%
TCE/TA 8.9% 8.9% 9.0% 7.8%
TCE/RWA 11.0% 11.3% 11.5% 11.1%
3Q11
2Q11 Peer
Median
1Q11 2Q11
Reserves vs. Peers
2.34%
2.77%
2.04%
4.62%
0% 1% 2% 3% 4% 5%
Peer Median
FHN Consolidated
FHN Regional Bank
FHN Non-Strategic
11.7%
11.9%
12.0%
11.1%
8%
9%
10%
11%
12%
1Q11 2Q11 3Q11 2Q11 Peer
Median
2 1
1
1
Numbers may not add to total due to rounding.
1
Source: SNL. Peer median includes top 50 publicly traded U.S. banks by total asset size at 2Q11.
TCE/RWA is not adjusted for unrealized gains on AFS securities, Tier 1 Common, and TCE/TA are non-GAAP numbers, and a reconciliation is provided at the end of the appendix.
2
Excluding Securities Sold Repos, Trading Liabilities, and sub-debt and other collateralized borrowings of $3.0B.

FDIC Market Share
FDIC Deposit Market Share
Source: FDIC.  Data as of June 30, 2011.
19
Market
FHN Market Share
2011 FHN Deposits
YOY Deposit Growth
2010 2011 FHN Overall Market
14.7%
5.8% 2.2%
6.9% 8.4%
7.4% 2.0%
0.4%
4.7% 2.4%
West Tennessee $7.5B 32.6% 33.7%
East Tennessee $2.9B 21.9% 21.6%
Middle Tennessee
$2.4B 6.3% 6.6%
Southeast Tennessee
$2.1B 21.0% 24.1%
Northeast Tennessee
$1.1B 22.2% 21.7%
Total FHN Footprint
$16.0B 18.0% 18.7% 6.5% 2.5%

3Q11 Credit Quality Summary by Portfolio
As of 9/30/11; numbers may not add to total due to rounding.
20
Period End
Commercial
(C&I & Other)
Income
CRE
Residential
CRE
HE &
HELOC
Other 1
Permanent
Mortgage
Commercial
(C&I & Other)
Income
CRE
Residential
CRE
HE &
HELOC
Permanent
Mortgage
Other
2
Total
End Loans $7,142 $1,235 $103 $2,604 $293 $161 $563 $52 $38 $2,701 $658 $691 $16,241
30+ Delinquency 0.45% 0.63% 0.56% 0.99% 1.19% 0.73% 0.18% 21.51% 0.76% 2.14% 6.35% 3.33% 1.27%
Dollars $32 $8 $1 $26 $3 $1 $1 $11 $0 $58 $42 $23 $206
NPL % 1.67% 5.75% 36.74% 0.57% 0.03% NM 14.37% 18.80% 44.39% 1.02% 3.64% 1.57% 2.55%
Dollars $120 $71 $38 $15 $0 NM $81 $10 $17 $28 $24 $11 $413
Net Charge-offs
3
% 0.73% 1.17% 4.91% 0.61% 3.52% NM 0.37% 6.29% 15.10% 3.38% 23.30% 5.08% 2.65%
Dollars $12 $4 $1 $4 $3 NM $1 $1 $2 $24 $47 $9 $106
Allowance $139 $43 $15 $28 $7 NM $43 $4 $3 $107 $26 $34 $450
Allowance / Loans % 1.94% 3.49% 14.27% 1.09% 2.40% NM 7.71% 7.82% 8.33% 3.95% 3.94% 4.94% 2.77%
Allowance / Charge-offs 2.87x 2.94x 2.54x 1.79x 0.69x NM 20.25x 1.08x 0.41x 1.14x 0.14x 0.95x 1.06x
(1) Credit Card, Permanent Mortgage, and Other
(2) Restricted  Consumer Real Estate Loans, OTC, and Other Consumer
(3) Net Charge-Offs are quarterly annualized
(NM) Not meaningful
(4) Exercised clean-up calls on jumbo securitizations in 2Q11 and 4Q10, which are now on balance sheet in the Corporate segment
($ in millions) Regional Bank Non-Strategic Corporate 4

21
Income CRE Portfolio
Balances of $1.3B at 9/30/11
96% managed in Regional Banking with relationship-
oriented customers
Proactively managing problem projects and maturities
to regulatory standards
Do not capitalize interest and do not fund interest on
distressed properties
Net charge-offs down $1mm or 33% linked quarter to
$5mm
Reserves of 3.7% at 9/30/11
Continued improvement and stabilization
Numbers may not add to total due to rounding.
1 As of 9/30/11; NPLs as a percentage of each portfolio.
2 “Other” includes Non-Owner Occupied Single Family Residential and Multi-Use Projects.
Land
Other²
Office
Multi-Family
Retail
Industrial
Hospitality
35.8%
11.7%
5.3%
3.1%
1.7%
1.3%
0.0%
Land 35.8%
10.13%
10.06% 10.07%
8.54%
6.27%
0%
2%
4%
6%
8%
10%
12%
3Q10 4Q10 1Q11 2Q11 3Q11
30+ Delq.
Net Charge
-
Offs (ann.)
NPLs/Total Loans
Construction
12%
Land
9%
-Perm/Non-
79%
Retail
23%
Multi-Family
19%
Office
17%
Industrial
13%
Land
9%
Other
10%
Hospitality
9%
Loan Type¹
Collateral Type¹
NPLs By Product Type¹
Performance
Construction
Mini

C&I Portfolio
NPLs/Total Loans of 1.18% without TRUPs and
Bank Related loans
Numbers may not add to total due to rounding.
22
$7.7B portfolio, diversified by industry, managed in
Regional Bank
Includes loans to mortgage warehouse companies
(correspondent banking) of $1.1B in 3Q11 vs
$583mm in 2Q11
Net charge-offs down $7mm linked quarter
C&I consolidated reserves of 2.37% at 9/30/11
C&I Portfolio
NPLs/Total Loans of 1.18% without TRUPs and
Bank Related loans
Numbers may not add to total due to rounding.
22
$7.7B portfolio, diversified by industry, managed in
Regional Bank
Includes loans to mortgage warehouse companies
(correspondent banking) of $1.1B in 3Q11 vs
$583mm in 2Q11
Net charge-offs down $7mm linked quarter
C&I consolidated reserves of 2.37% at 9/30/11
0%
1%
2%
3%
4%
3Q10 4Q10 1Q11 2Q11 3Q11
30+ Delq.
NPLs/Total Loans
Net Charge
-
Offs (Ann.)
4.0%
4.5%
5.0%
5.5%
6.0%
$0.0
$0.2
$0.4
$0.6
$0.8
$1.0
3Q10 4Q10 1Q11 2Q11 3Q11
Period End Balances Yields
TRUPs 5%
C&I Portfolio: Loans to Mortgage Companies
C&I Loan Composition
Consolidated C&I Portfolio
All Other C&I
76%
Bank-Related
3%
Correspondent
Banking
16%
$1.2B

C&I Portfolio: TRUPS & Bank-Related Loans
3Q11
TRUPs & Bank-
Related Loans
C&I w/o TRUPs &
Bank-Related Loans
Total C&I Portfolio
PE Balances ($mm) $653 $7,053 $7,706
Reserves ($mm) $107 $111 $182
Reserve Coverage 16.38% 1.57% 2.37%
NPL % 17.96% 1.18% 2.60%
NCO % 3.55% 0.41% 0.70%
TRUPS and Bank-Related Loan Coverage
$653mm balances in TRUPS and bank-related loans
$301mm whole-loan TRUPs to banks
$156mm whole-loan TRUPs to insurance companies
$119mm loans to bank holding companies
$76mm other loans secured by bank stock
Average TRUP size of $9mm
Significant focus is directed at this portfolio
TRUPs and bank holding company loans are re-graded quarterly
Eleven TRUPs on deferral at 9/30/11
23
1 Reserve coverage includes $35.3mm of LOCOM on TRUPs.
2 NCO% is QTD Annualized. Numbers may not add to total due to rounding.
2
1
1

24
Home Equity: Performance and Characteristics
Numbers/Percentages may not add due to rounding.
All charts and graphs include $623.3mm of restricted consumer real estate loans.
52%
% of portfolio
13% 13% 15% 8% 87% 13%
% of portfolio
34% 66%
% of portfolio
First Second Total
Balance $2.0B $3.9B $5.9B
Original FICO 740 736 737
Refreshed FICO 738 724 728
Original CLTV 73% 81% 78%
Full Doc 83% 71% 75%
Owner Occupied 87% 96% 93%
HELOCs $0.8B $3.0B $3.8B
Weighted Average
HELOC Utilization
52% 62% 60%
Home Equity: Performance and Characteristics
30+ Delinquency: Key Drivers
FICO Score-Origination Channel
Lien Position
0.98%
2.07%
2.81%
3.22%
5.09%
0%
2%
4%
6%
>=740 720-
739
700-
719
660-
699
<660
1.83%
3.10%
0%
1%
2%
3%
4%
Retail Wholesale
1.58%
2.21%
0%
1%
2%
3%
1st Lien 2nd Lien
Core
Banking
Customers
TN
40%
CA
14%
GA
3%
FL
3%
Other
40%
Geographic Distribution Portfolio Characteristics

PE Balance
Historical on B/S Securitizations
New Restricted
Constant Pre- Payment Rate

FIRST HORIZON NATIONAL CORPORATION

25
Consumer Real Estate Portfolio
30+ Delinquency: Non-Strategic vs. Regional Net Charge-Offs
Non-Strategic Portfolio Run-Off²
Vintage Mix
1 Source: McDash industry data as of July 2011.
2 Channeling changed beginning March 2010 to be consistent with Accounting Segments.
All charts and graphs include $623.3mm of restricted real estate loans.
Industry¹
= 6.75%
$44
$40
$35
$58
$54
Balance ($B) W/A
9/30/2011 2Q11 3Q11 Age (mo.)
pre-2002 $0.3 0.65% 0.78% 118
2003 $0.5 0.87% 0.87% 99
2004 $0.7 1.80% 1.64% 86
2005 $1.0 5.35% 3.87% 74
2006 $0.9 3.64% 3.70% 63
2007 $1.0 3.43% 4.16% 51
2008 $0.5 2.54% 1.61% 40
2009 $0.3 0.65% 0.33% 28
2010 $0.4 0.00% 0.00% 14
2011 $0.4 0.00% 0.00% 4
Total $5.9 2.70% 2.40% 60
Vintage
NCOs QTD Ann.
$0
$20
$40
$60mm
3Q10 4Q10 1Q11 2Q11 3Q11
Regional Banking Non-Strategic Restricted
0.99%
2.36%
0%
1%
2%
3%
4%
3Q10 4Q10 1Q11 2Q11 3Q11
Regional Banking Non-Strategic
17%
19%
16%
14%
15%
0%
5%
10%
15%
20%
$2
$3
$4
$5
$6B
3Q10 4Q10 1Q11 2Q11 3Q11

26
Mortgage Repurchases:
Origination and Loan Characteristics
GSE GSE Originations
~$70B of originations from 2005 to 2008
Received ~$1.1B  of GSE-related repurchase requests
to date, or 1.6% of originations
Represent 98% of all active repurchase/make whole
requests in pipeline at 9/30/11
Private Mortgage Securitizations
Jumbo and Alt-A
5
~$47B of originations from 2000 to 2007
9 securitizations of jumbo loans called in 2Q11 and
4Q10
4
102 active 2004 – 2007 securitizations, reflected in
current UPB
46 first lien Jumbo securitizations
56 first lien Alt-A securitizations
Outstanding UPB of the 2004 – 2007 securitizations
of ~$12B
62% Alt-A
38% Jumbo Loans
1
Requests include MI cancellation notices.   ²GSEs account for 98 percent of all actual repurchase/make-whole requests in the pipeline as of 9/30/11 and
89 percent of the active pipeline inclusive of PMI cancellation notices and all other claims.  ³Supplemental private securitization data provided on FHN’s website at ir.fhnc.com.
4
Aggregate original UPB of $3.8B. Upon recognition by FHN called loans are no longer subject to repurchase risk.
5 Data source: LoanPerformance, CPRCDR, Intex, PolyPaths, Bloomberg with company analysis.  FHN has not verified the data accuracy. Jumbo original balances exclude inactive deals.
Whole Loan Sales/Non-GSE
Represent 2% of all active repurchase/make whole
requests in 3Q11 pipeline
$25B
$10B
$5B
$0
$1
$2
$3
$4
2004 2005 2006 2007
Jumbo Original Balance (~$13B)
$0
$2
$4
$6
$8
2004 2005 2006 2007
Alt-A Original Balance (~$20B)
Alt-A Remaining Balance (~$8B)
$0
$5
$10
$15
$20
2005 2006 2007 2008
FNMA ("Fannie") FHLMC ("Freddie") GNMA("Ginnie")
Jumbo Remaining Balance (~$ 5B)
2
1
3

27
Private Mortgage Securitizations:
Delinquencies and Cumulative Losses
Jumbo 60+ Day Delinquencies Alt-A 60+ Day Delinquencies
Jumbo Cumulative Losses Alt-A Cumulative Losses
Data as of August 2011.  September Remits.
Data source: LoanPerformance, CPRCDR, Intex, PolyPaths, Bloomberg with company analysis.  FHN has not verified the data accuracy.
Cohort (Industry) = Loans of similar type/vintage relevant reference group.
Numbers may not add to total due to rounding. Supplemental private securitization data provided on FHN’s website at ir.fhnc.com.
6% 13% 8% 11%
Vintage Remaining Balance / Total 2004-2007 Current Jumbo and Alt-A Balance
6% 28% 19% 9%
11% 12% 8% 9%
Vintage Original Balance / Total 2004-2007 Original Jumbo and Alt-A Balance
8% 27% 18% 7%
FHN Industry
0%
1%
2%
3%
4%
5%
2004 2005 2006 2007
0%
3%
6%
9%
12%
15%
2004 2005 2006 2007
0%
7%
14%
21%
28%
35%
2004 2005 2006 2007
0%
6%
12%
18%
2004 2005 2006 2007
1

FHFA Litigation Certificate Breakdown
FHFA Litigation Securitizations
$874mm*
28
*The original balance related to the FHFA lawsuit is $874mm, plus an additional $9mm of cost over par, totaling $883mm
Paid Off 53%
Performing UPB 34%
60D+ Delinqent² 9%
Cumulative Loss 4%
$0.0
$0.2
$0.4
$0.6
$0.8
$1.0B
Data source: September Trustee Reports and the FHFA lawsuit filed on 9/2/11.
¹In April 2007, the GSEs purchased the remaining $161mm of UPB in the FHAMS 2005-AA12 IIA1 tranche, as reported in the FHFA lawsuit.  This tranche had an origination balance of $213mm.
²60D+ Delinquent defined as a delinquency status of 60 days or more for bankruptcies, foreclosures, REO, and delinquencies.
($ in Millions)
Alt-A Deal
FHFA-Related
Tranche
Original
UPB
Paid
Off
Current
UPB
Performing
UPB
60D+
Delinq
Cumulative
Loss
FHAMS 2005-AA9      IIA1 $214 $117 $91 $75 $16 $6
FHAMS 2005-AA10     IA1 $140 $79 $58 $47 $11 $3
FHAMS 2005-AA11     IA1 $129 $66 $55 $45 $10 $8
FHAMS 2005-AA12     IIA1 $161 $67 $85 $67 $17 $8
FHAMS 2006-AA1      IA1 $230 $132 $88 $66 $22 $10
FHFA Total
1
$874 $461 $377 $301 $77 $35

Reconciliation to GAAP Financials
Slides in this presentation use non-GAAP information of net interest income adjusted for impact of FTE. That information is not presented according to generally accepted accounting principles (GAAP), and is reconciled to GAAP information below.
29
($ in 000s) 3Q11 2Q11 1Q11
Regional Banking
Net interest income (GAAP) $140,603 $136,249 $134,671
Fully taxable equivalent ("FTE") adjustment $1,434 $1,353 $1,243
Net interest income adjusted for impact of FTE (Non-GAAP) $142,037 $137,602 $135,914
Capital Markets
Net interest income (GAAP) $5,555 $5,564 $5,576
Fully taxable equivalent ("FTE") adjustment $81 $76 $72
Net interest income adjusted for impact of FTE (Non-GAAP) $5,636 $5,640 $5,648
Corporate
Net interest income (GAAP) ($463) $444 ($269)
Fully taxable equivalent ("FTE") adjustment $40 $68 $71
Net interest income adjusted for impact of FTE (Non-GAAP) ($423) $512 ($198)
Non-Strategic
Net interest income (GAAP) $30,645 $30,603 $32,777
Fully taxable equivalent ("FTE") adjustment $0 $0 $0
Net interest income adjusted for impact of FTE (Non-GAAP) $30,645 $30,603 $32,777
Total Consolidated
Net interest income (GAAP) $176,340 $172,860 $172,755
Fully taxable equivalent ("FTE") adjustment $1,555 $1,497 $1,386
Net interest income adjusted for impact of FTE (Non-GAAP) $177,895 $174,357 $174,141

Reconciliation to GAAP Financials
Slides in this presentation use non-GAAP information of tangible assets, tangible common equity, tier 1 common capital, and various ratios using one or more of those measures. That information is not presented according to generally accepted accounting principles (GAAP), and is reconciled to GAAP information below.
30
1 Includes goodwill and other intangible assets, net of amortization.
2 Current quarter is an estimate.
Numbers may not add to total due to rounding.
($ Millions) 3Q11 2Q11 1Q11
Tangible Common Equity (Non-GAAP)
Total equity (GAAP) $2,743.2 $2,681.4 $2,640.1
Less: Preferred stock capital surplus - CPP - - -
Less: Noncontrolling interest 295.2 295.2 295.2
Total common equity 2,448.1 2,386.2 2,344.9
Less: Intangible assets (GAAP) 160.9 164.1 183.6
Tangible common equity (Non-GAAP) 2,287.2 2,222.2 2,161.3
Less: Unrealized gains on AFS securities, net of tax 79.4 58.1 39.3
Adjusted tangible common equity (Non-GAAP) 2,207.8 2,164.1 2,121.9
Tangible Assets (Non-GAAP)
Total assets (GAAP) $25,571.5 $25,054.1 $24,438.3
Less: Intangible assets (GAAP) 160.9 164.1 183.6
Tangible assets (Non-GAAP) 25,410.6 24,890.0 24,254.7
Tier 1 Common (Non-GAAP)
Tier 1 capital $2,875.1 $2,818.5 $2,790.3
Less: Preferred stock capital surplus - CPP - - -
Less: Noncontrolling interest - FTBNA Preferred Stock 294.8 294.8 294.8
Less: Trust preferred 200.0 200.0 200.0
Tier 1 common (Non-GAAP)
2,380.3 2,323.7 2,295.5
Risk Weighted Assets
Risk weighted assets
$19,867.4 $19,589.3 $19,569.0
Ratios
Tangible common equity to tangible assets (TCE/TA) (Non-GAAP) 9.00% 8.93% 8.91%
Total equity to total assets (GAAP) 10.73% 10.70% 10.80%
Tier 1 common ratio (Non-GAAP) 11.98% 11.86% 11.73%
Tier 1 capital to total assets (GAAP) 11.24% 11.25% 11.42%
Tangible common equity to risk weighted assets (TCE/RWA) (Non-GAAP) 11.51% 11.34% 11.04%
Tangible common equity plus reserves to risk weighted assets (TCE/RWA) (Non-GAAP) 13.78% 14.02% 14.05%
Total equity plus reserves to total assets (GAAP) 12.49% 12.79% 13.21%
1
1
2
2
2
2
2
2
2

Reconciliation to GAAP Financials
Slides in this presentation use non-GAAP information of net interest income, assets, net interest margin, net charge-
offs, fee income, revenue, expense and various ratios using one or more of those measures. That information is not presented according to generally accepted accounting principles (GAAP), and is reconciled to GAAP information below.
31
Numbers may not add to total due to rounding.
1 ROA and Net Charge-offs / Average loans are annualized.
Regional Banking 3Q11 2Q11
Total Revenue ($000) $208,555 $203,945
FTEs 3,172 3,270
Revenue Per FTE ($000) $66 $62
3Q11
Return
on Assets
Net Interest
Margin
Net Charge-Offs/
Average Loans
Fee Income /
Total Revenue
Efficiency
Ratio
Regional Bank (GAAP) 2.05% 5.17% 0.87% 32% 66%
Capital Markets (GAAP) 2.92% 1.17% 0.00% 95% 73%
Corporate (GAAP) 1.39% -0.01% 0.00% 9% 777%
Core (Non-GAAP) 1.98% 3.52% 0.85% 49% 74%
Non-Strategic (GAAP) -3.74% 2.30% 6.63% 33% 194%
Consolidated (GAAP) 0.62% 3.23% 2.65% 47% 89%
1
1